UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VBI VACCINES INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

VBI Vaccines Inc.

April 29, 2024

Dear Shareholders of VBI Vaccines Inc. (the “Company” or “we”):

We are pleased to inform you that the Annual General Meeting of Shareholders of VBI Vaccines Inc. will be held on Tuesday, June 25, 2024, at 11:00 a.m., Eastern Time, at the offices of the Company, located at 160 Second Street, Floor 3, Cambridge, MA 02142.

As of the date of this notice we are intending to hold the Annual Meeting in a physical format; however, we also have a contingency plan in place to move to a hybrid format by adding the option for online/teleconference participation or a virtual meeting format by way of online/teleconference participation only. If we take this step, we will announce the decision to do so as soon as practicable, and not less than one week prior to the Annual Meeting, via a press release that will be filed with the SEC as proxy material and on SEDAR+. The updated details will also be posted on our website at https://www.vbivaccines.com/. Please monitor our press releases and check our website regularly until the Annual Meeting for updated information.

The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business that we will transact at the Annual Meeting.

The Board of Directors of the Company has determined that an affirmative vote on each matter set forth herein for a vote is in the best interest of the Company and its shareholders, and therefore unanimously recommends a vote of “For” in all such other matters considered at the Annual Meeting.

Your vote is very important, independent of the number of shares you own. Regardless of the format of the Annual Meeting, we strongly encourage you to please read the Proxy Statement and promptly submit your proxy by internet, telephone, or mail prior to the Annual Meeting.

On behalf of the Board of Directors and the employees of VBI Vaccines Inc., we thank you for your continued support.

Sincerely,

/s/ Jeffrey R. Baxter
Jeffrey R. Baxter
President and Chief Executive Officer

If you have any questions, please email IR@vbivaccines.com

VBI VACCINES INC.

160 Second Street, Floor 3

Cambridge, MA 02142

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

DATE:	Tuesday, June 25, 2024
TIME:	11:00 a.m. Eastern Time
PLACE:	160 Second Street, Floor 3
Cambridge, MA 02142

As of the date of this Proxy Statement we are intending to hold the Annual Meeting in a physical format; however, we also have a contingency plan in place to move to a hybrid format by adding the option for online/teleconference participation or a virtual meeting format by way of online/teleconference participation only. If we take this step, we will announce the decision to do so as soon as practicable, and not less than one week prior to the Annual Meeting, via a press release that will be filed with the SEC as proxy material and on SEDAR+. The updated details will also be posted on our website at https://www.vbivaccines.com/. Please monitor our press releases and check our website regularly until the Annual Meeting for updated information. Regardless of the format of the Annual Meeting, we strongly encourage you to vote your shares by proxy via internet, telephone, or mail prior to the Annual Meeting.

ITEMS OF BUSINESS:	At the Annual Meeting, we will consider and act on the following items of business, which are more fully described in the accompanying proxy statement (the “Proxy Statement”):

(1) Election of the nominated directors of the Company to serve until the next annual meeting of shareholders or until the appointment, election, and qualification of their successors (“Proposal 1”).

(2) Approval of the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company until the next annual meeting of shareholders, and authorization of the audit committee of the board of directors of the Company to fix EisnerAmper LLP’s remuneration (“Proposal 2”).

(3) Transaction of any other business properly brought before the Annual Meeting or any adjournment thereof.

RECORD DATE:	The record date for the Annual Meeting is April 26, 2024 (the “Record Date”). Only shareholders of record as of close of business on that date may vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY:	Following the same process as last year, we will be using the “Notice and Access” method of providing proxy materials to you via the Internet instead of mailing printed copies. We believe that this process will provide you with a convenient and quick way to access the proxy materials, including the accompanying Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”), while also allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. Accordingly, unless otherwise specifically requested by a particular shareholder, shareholders of record at the close of business on April 26, 2024, will receive a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) with details on accessing the proxy materials for the Annual Meeting. Beneficial holders of the Common Shares at the close of business on the Record Date will receive separate notices on behalf of their brokers, banks, or other intermediaries through which they hold our Common Shares.

PROXY VOTING:	All shareholders as of close of business on the Record Date are cordially invited to attend the Annual Meeting. If you choose to attend the Annual Meeting, please read the accompanying Proxy Statement carefully to ensure that you have proper evidence of share ownership as of April 26, 2024, in order to attend and vote at the Annual Meeting.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting, we request that you vote by telephone, over the internet, or if you requested to receive printed proxy materials, complete, sign and mail your proxy card to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank, or other nominee, and you receive notice of the Annual Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to vote at the Annual Meeting. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board of Directors,

/s/ Jeffrey R. Baxter
Jeffrey R. Baxter
President and Chief Executive Officer

Cambridge, MA
April 29, 2024

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PROXY STATEMENT

FOR THE 2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TABLE OF CONTENTS

●	About The Meeting: Questions and Answers and Procedural Matters – page 2

●	Governance of the Company – page 9

	-	Shareholder Communications – page 9
	-	Independence of Directors – page 10
	-	Meetings and Attendance – page 10
	-	Mandate of our Board – page 10
	-	Committees of our Board – page 10
	-	Assessments – page 13
	-	Orientation of New Directors – page 13
	-	Director Qualifications – page 13
	-	Procedures by which Shareholders Recommend Nominees to our Board of Directors – page 14
	-	Director Term Limits and Other Mechanisms of Board Renewal – page 14
	-	Diversity of the Board of Directors and Executive Officers – page 14
	-	Code of Business Conduct and Ethics – page 14
	-	Risk Oversight – page 15
	-	Board Leadership Structure – page 15
	-	Review, Approval or Ratification of Transactions with Related Persons – page 15
	-	Delinquent Section 16(a) Reports – page 15

●	Proposal 1 – Election of Nominated Directors – page 16

●	Proposal 2 – Approval of Appointment of Independent Registered Public Accounting Firm and Authorization of the Audit Committee to Set the Remuneration of the Independent Registered Public Accounting Firm – page 24

●	Director Compensation – page 26

●	Executive Officers – page 30

●	Executive Compensation – page 32

	-	Compensation Philosophy and Process – page 32
	-	Summary Compensation Table for 2023 and 2022 – page 38
	-	Employment Contracts and Termination of Employment and Change-in-Control Arrangements – page 39
	-	Potential Payment Upon Termination – page 42
	-	Outstanding Equity Awards at Fiscal Year End – page 43
	-	Pay Versus Performance – page 44

●	Security Ownership of Certain Beneficial Owners and Management – page 47

●	Certain Relationships and Related Transactions – page 49

●	Equity Compensation Plan Information – page 52

●	Requirements for Advance Notification of Nominations and Shareholder Proposals – page 56

●	Management Contracts – page 56

●	Additional Information – page 56

●	Other Matters – page 57

●	Form of Proxy Card – Annex A

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VBI Vaccines Inc.

160 Second Street, Floor 3

Cambridge, MA 02142

PROXY STATEMENT

FOR THE 2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 25, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Our official Notice of Annual Meeting of Shareholders, proxy statement (the “Proxy Statement”), and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”) are available at https://materials.proxyvote.com/91822J

This Proxy Statement is being furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of VBI Vaccines Inc. (which may be referred to in this Proxy Statement as the “Company,” “VBI,” “we,” “us,” or “our”) to be voted at the 2024 annual general meeting (the “Annual Meeting”) of the holders of the common shares of the Company (the “Common Shares”) to be held on June 25, 2024, at 11:00 a.m., Eastern Time, at the offices of the Company, located at 160 Second Street, Floor 3, Cambridge, MA 02142.

As of the date of this Proxy Statement we are intending to hold the Annual Meeting in a physical format; however, we also have a contingency plan in place to move to a hybrid format by adding the option for online/teleconference participation or a virtual meeting format by way of online/teleconference participation only. If we take this step, we will announce the decision to do so as soon as practicable, and not less than one week prior to the Annual Meeting, via a press release that will be filed with the SEC as proxy material and on SEDAR+. The updated details will also be posted on our website at https://www.vbivaccines.com/. Please monitor our press releases and check our website regularly until the Annual Meeting for updated information.

Our Board has fixed the close of business on April 26, 2024, as the record date (the “Record Date”) for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponements thereof. This Proxy Statement and accompanying form of proxy are expected to be first provided to shareholders on or about May 7, 2024.

In accordance with the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”), unless otherwise requested by a particular shareholder, we are mailing to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) instead of a paper copy of the proxy materials and providing shareholders access to the proxy materials for the Annual Meeting over the Internet, which we believe allows us to provide our shareholders with the information they need in a timely manner while reducing the environmental impact and costs associated with our Annual Meeting.

Accordingly, if you are a shareholder of record (meaning those persons whose names appear on the records of the Company as a registered holder of Common Shares, each a “Registered Shareholder”), and you did not previously request proxy materials be sent to you via e-mail, a one-page Notice of Internet Availability has been mailed to you on or about May 7, 2024. Registered Shareholders may access the proxy materials on the website https://materials.proxyvote.com/91822J or request a printed set of the proxy materials be sent to them by following the instructions in the Notice of Internet Availability. The Notice of Internet Availability also explains how you may request that we send future proxy materials to you by e-mail or in printed form by mail. If you choose the e-mail option, you will receive an e-mail next year with links to those materials and to the proxy voting site should you remain a shareholder of record at that time. We encourage you to choose this e-mail option, which will allow us to provide you with the information you need in a more-timely manner while also helping us to conserve natural resources and save the cost of printing and mailing documents to you. Your election to receive proxy materials by e-mail or in printed form by mail will remain in effect until you terminate it.

In this Proxy Statement, references to “Beneficial Shareholders” means shareholders who do not hold Common Shares in their own name; “Intermediaries” refers to brokers, investment firms, clearing houses, and similar entities that hold securities on behalf of Beneficial Shareholders. For more information, please refer to Question 11 in the “About the Meeting: Questions and Answers and Procedural Matters” section below.

If you are a Beneficial Shareholder and received Annual Meeting materials, you did not receive these materials directly from us; instead, your Intermediary forwarded you a notice with instructions on accessing our proxy materials and directing that Intermediary on how to vote your Common Shares, as well as other options that may be available to you for receiving our proxy materials.

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ABOUT THE MEETING: QUESTIONS AND ANSWERS AND PROCEDURAL MATTERS

1. What is a proxy?

A proxy is a person you appoint to vote, or withhold a vote, on your behalf in accordance with your instructions as a Registered Shareholder or a Beneficial Shareholder. If you specify a choice with respect to any matter to be acted upon, the proxy will vote accordingly. If you are a Registered Shareholder and you submit your proxy to us by using any of the methods described below in Question 14, “How can I vote my Common Shares without attending the Annual Meeting?”, you will be appointing Jeffrey R. Baxter, our President and Chief Executive Officer, or, failing him, Nell Beattie, our Chief Financial Officer and Head of Corporate Development, as your proxy (together, the “Management Proxyholders”). The Management Proxyholders will have the authority to appoint a substitute to act as proxy. Regardless of whether or not you are able to attend the Annual Meeting, we encourage you to please vote by proxy so that your Common Shares may be voted at the Annual Meeting.

You also have the right to appoint a person other than the Management Proxyholders to represent you at the Annual Meeting by striking out the names of the Management Proxyholders in the accompanying form of proxy and by inserting the desired proxyholder’s name in the blank space provided. A proxyholder need not be a shareholder.

2. What is a proxy statement?

A proxy statement is a document provided by the Company to you, as required by SEC regulations (also referred to as an “information circular” under Canadian securities laws), in which we ask you to sign a proxy card to vote your Common Shares at the Annual Meeting.

3. Why am I receiving these proxy materials?

As of the Record Date, April 26, 2024, you were a Registered Shareholder or Beneficial Shareholder of VBI Vaccines Inc. We have made the proxy materials available, either on the internet or in printed form, to all shareholders on record. We do this in order to solicit voting proxies for use at our Annual Meeting to be held on June 25, 2024, at 11:00 a.m., Eastern Time, and at any adjournment or postponement thereof.

If you are a Registered Shareholder and you submit your proxy to us, you direct the Management Proxyholders to vote your Common Shares in accordance with the voting instructions in your proxy.

If you are a Beneficial Shareholder and received Annual Meeting materials through your Intermediary and you follow the voting instructions provided in the notice you received from your Intermediary, you direct such Intermediary to vote your Common Shares in accordance with your instructions.

These proxy materials are being made available or distributed to you on or about May 7, 2024.

4. What proposals will be voted on at the Annual Meeting?

The proposals to be voted on by the holders of our Common Shares as of the Record Date at the Annual Meeting are:

(1)	The election of directors, such nominees as set forth herein, to serve until the next annual meeting of shareholders or until the appointment or election and qualification of their successors (“Proposal 1”);

(2)	The appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company until the next annual meeting of shareholders, and the authorization of the audit committee of the Board (the “Audit Committee”) to set EisnerAmper LLP’s remuneration (“Proposal 2”); and

(3)	The transaction of any other business properly brought before the Annual Meeting or any adjournments thereof.

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5. What is the record date and what does it mean?

The record date is a date identified by the Board, as required by the Business Corporations Act (British Columbia) (the “BCBCA”), such that only registered holders of Common Shares on that date are entitled to notice of and to vote at the Annual Meeting. The record date for our 2024 Annual Meeting is the close of business on April 26, 2024 (the “Record Date”). On the Record Date, 28,682,275 Common Shares were issued and outstanding.

6. Who is entitled to vote at the Annual Meeting?

Holders of Common Shares at the close of business on the Record Date may vote at the Annual Meeting.

7. Can I attend the Annual Meeting?

You may attend the Annual Meeting if you were a Registered Shareholder or a Beneficial Shareholder as of the Record Date. If you decide to attend the Annual Meeting in-person, you will be asked to show photo identification and the following:

●	if you are a Registered Shareholder, your Notice of Internet Availability, or admission ticket that you received with a paper proxy card or that you obtained from our shareholder voting site at www.investorvote.com; or

●	if you are a Beneficial Shareholder, the notice you received from your Intermediary, or a printed statement from such organization, or online access to your brokerage or other account showing your Common Share ownership on the Record Date.

We will not be able to accommodate guests without proper evidence of Common Share ownership as of the Record Date at the Annual Meeting, including guests of our shareholders.

You should not attend the Annual Meeting in-person if you are or have been experiencing any cold or flu-like symptoms, or if you have been in contact with someone that has had such symptoms, within 10 days prior to the Annual Meeting. Regardless of whether or not you attend the Annual Meeting, we strongly encourage you to vote your shares by proxy via internet, telephone, or mail prior to the Annual Meeting.

8. When is the Annual Meeting?

The Annual Meeting will be held on June 25, 2024. Check-in and seating for the Annual Meeting starts at 10:30 a.m., Eastern Time. The Annual Meeting will begin promptly at 11:00 a.m., Eastern Time. Please leave ample time for the check-in procedures.

9. Where is the Annual Meeting?

The Annual Meeting will be held at the offices of the Company, located at 160 Second Street, Floor 3, Cambridge, MA 02142.

10. What happens if a change to the Annual Meeting is necessary due to exigent circumstances?

As of the date of this Proxy Statement, we intend to hold the Annual Meeting in a physical format; however, we also have a contingency plan in place to move to a hybrid format by adding the option for online/teleconference participation or a virtual meeting format by way of online/teleconference participation only. If we take this step, we will announce the decision to do so as soon as practicable, and not less than one week prior to the Annual Meeting, via a press release that will be filed with the SEC as proxy material and on SEDAR+. The updated details will also be posted on our website at https://www.vbivaccines.com/. Please monitor our press releases and check our website regularly until the Annual Meeting for updated information. Regardless of the format of the Annual Meeting, we strongly encourage you to vote your shares by proxy via internet, telephone, or mail prior to the Annual Meeting.

11. What is the difference between holding Common Shares as a Registered Shareholder or as a Beneficial Shareholder?

You are a Registered Shareholder if: Common Shares are registered directly in your name on the share register of the Company, which is maintained and kept by the Company’s transfer agent, Computershare Trust Company of Canada. If you are a Registered Shareholder, we have sent the Notice of Internet Availability directly to you. As a Registered Shareholder, you may grant your voting proxy directly to the Company or to a third party, or you may vote at the Annual Meeting.

You are a Beneficial Shareholder if: Common Shares are listed in an account statement provided to you by an Intermediary, where in almost all cases those Common Shares will not be registered in your name on the share register of the Company. Such Common Shares will more likely be registered in the name of your Intermediary or an agent of your Intermediary.

If you are a Beneficial Shareholder, you did not receive a Notice of Internet Availability directly from the Company, but your Intermediary forwarded you a notice together with voting instructions (a “VIF”) for directing the Intermediary on how to vote your Common Shares. As a Beneficial Shareholder, you may also attend the Annual Meeting, but because a Beneficial Shareholder is not a Registered Shareholder, you may not vote at the Annual Meeting unless you obtain a “legal proxy” as set forth in the VIF from your Intermediary, which will grant you or your nominee the right to attend and vote at the Annual Meeting.

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Beneficial Shareholders who have not objected to their intermediary disclosing certain ownership information about themselves to the Company are referred to as “non-objecting beneficial owners” (“NOBOs”). Those non-registered holders who have objected to their intermediary disclosing ownership information about themselves to the Company are referred to as “objecting beneficial owners” (“OBOs”).

For NOBOs, the Company is not sending the Notice of Internet Availability directly to NOBOs in connection with the Annual Meeting, but rather has distributed copies of the Notice of Internet Availability (and where specifically requested, the printed proxy materials) to Intermediaries for distribution to NOBOs.

For OBOs, the Company does not intend to pay for Intermediaries to deliver the Notice of Internet Availability (and where specifically requested, the printed proxy materials) and Form 54-101F7 – Request for Voting Instructions Made by Intermediary to OBOs. As a result, OBOs will not receive the Annual Meeting materials unless their Intermediary assumes the costs of delivery.

12. How many votes do I have?

Each Common Share of VBI has one vote. The number of votes you have corresponds to the number of Common Shares of VBI you owned at the close of business on the Record Date, pursuant to the rights of our shareholders contained in our organizational documents. Each vote may be voted on each matter to be voted upon at the Annual Meeting. VBI’s Common Shares are its only outstanding class of shares.

13. How can I vote my Common Shares at the Annual Meeting?

If you are a Registered Shareholder, you may vote your Common Shares at the Annual Meeting.

If you are a Beneficial Shareholder, you may vote your Common Shares at the Annual Meeting only if you obtain a “legal proxy” from your Intermediary, giving you the right to vote the Common Shares. Even if you plan to attend the Annual Meeting, we recommend that you also direct the voting of your Common Shares by proxy as described below in Question 14, so that your vote will be counted even if you later decide not to attend the Annual Meeting.

14. How can I vote my Common Shares without attending the Annual Meeting?

If you are a Registered Shareholder, you may vote your Common Shares without attending the Annual Meeting in any of the three ways listed below, but in each case, your vote must be received by the Company by 11:00 a.m., Eastern Time, on June 21, 2024, the date that is two business days before the Annual Meeting:

●	Vote by Internet: Registered Shareholders with Internet access may submit proxies by following the “Vote by Internet” instructions on the Notice of Internet Availability.

●	Vote by Telephone: Registered Shareholders who live in the United States or Canada can vote by touchtone telephone using the toll-free telephone number on the proxy card following the procedures in the Notice of Internet Availability, and can submit proxies by telephone by following the “Vote by Telephone” instructions on the proxy card.

●	Vote by Mail: Registered Shareholders may request a paper proxy card from VBI by following the procedures in the Notice of Internet Availability. If you elect to vote by mail, please complete, sign and date the proxy card where indicated and return it in the prepaid envelope included with the proxy card.

If you are a Beneficial Shareholder, you should carefully follow the specific instructions noted on the VIF in order to ensure that your Common Shares are voted at the Annual Meeting.

If you submit an incomplete proxy card, then for proposals without voting instructions, the designated proxies will vote your shares in the manner described under “What is the effect of not casting a vote or of submitting a proxy that does not specify how my Common Shares are to be voted” (question 21) below.

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15. What is the quorum requirement for the business to be conducted at the Annual Meeting?

A quorum of shareholders is necessary to hold a valid Annual Meeting. Under the Company’s articles (as amended from time to time, the “Articles”), the quorum for the transaction of business at a meeting of shareholders is two shareholders, or one or more proxyholders representing two members, or one member and a proxyholder representing another member. Notwithstanding the quorum provisions of the Company’s Articles, pursuant to the rules of the NASDAQ Stock Market LLC (“NASDAQ”), the Company is required to have a minimum quorum of at least one third of the outstanding shares represented by shareholders present at the Annual Meeting or by proxy. On the Record Date, there were 28,682,275 shares outstanding and entitled to vote. Thus, 9,560,759 shares must be represented by shareholders in attendance at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker) or you vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

If within one-half hour from the time set for the Annual Meeting, a quorum is not present, the Annual Meeting stands adjourned to the same day in the next week at the same place.

16. What vote is required to approve each proposal?

Proposal 1: Election of Directors. For an uncontested election, the affirmative vote of the holders of Common Shares having a majority of the votes cast by the holders of all Common Shares present or represented by proxy and voting on such matter will be required to elect each nominee as a director. The Majority Voting Policy (as discussed in the section below titled “Proposal 1 – Election of Directors”) provides that, at a meeting for the uncontested election of directors (being an election where the number of nominees for director is not greater than the number of directors to be elected), each director of the Company that is not elected by the affirmative vote of the holders of Common Shares having a majority of the votes cast by the holders of all Common Shares present or represented and voting on such matter must promptly tender his or her resignation. You may choose to vote, or withhold your vote, separately for each nominee. A properly executed proxy or voting instructions marked “WITHHOLD” with respect to the election of one or more directors will not be voted in favor of the director or directors indicated although it will be counted for the purposes of determining whether there is a quorum.

Proposal 2: Approval of the Appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company until the next annual meeting of shareholders, and authorization of the Audit Committee to set EisnerAmper LLP’s remuneration. The affirmative vote of the holders of Common Shares having a majority of the votes cast by the holders of all Common Shares present or represented and voting on such matter will be required to approve the appointment of the Company’s independent registered public accounting firm until the next annual meeting of shareholders and to authorize the Audit Committee to set EisnerAmper LLP’s remuneration. Under the BCBCA, unless waived unanimously by shareholders, the shareholders of a company must, by ordinary resolution, appoint an authorized person as auditor to hold office until the next annual meeting of shareholders.

Other Proposals. Any other proposal that might properly come before the meeting will require the affirmative vote of the holders of Common Shares having a majority of the votes cast by the holders of all Common Shares present or represented by proxy and voting on such matter at the meeting in order to be approved, except when a different vote is required by law, or the Company’s Articles.

17. Who is our Independent Registered Public Accounting Firm and will they be represented at the Annual Meeting?

VBI’s shareholders approved the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company on June 23, 2023, to serve for the ensuing year. Accordingly, EisnerAmper LLP served as the independent registered public accounting firm auditing and reporting on our financial statements for the fiscal year ended December 31, 2023. We expect that representatives of EisnerAmper LLP will be present telephonically at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the Annual Meeting.

18. When will the next shareholder advisory vote on executive compensation occur?

At our 2017 Annual Meeting of Shareholders and our 2023 Annual Meeting of Shareholders, we submitted to shareholders an advisory vote on whether an advisory vote on executive compensation should be held every one, two, or three years. “Three years” was the frequency that received the highest number of votes in each of the 2017 Annual Meeting of Shareholders and the 2023 Annual Meeting of Shareholders. In light of such outcome, and pursuant to determination by our Board subsequent to each advisory vote, we hold an advisory vote on executive compensation every three years. The next time we will submit to shareholders an advisory vote on executive compensation will be at the 2026 Annual Meeting of our Shareholders.

We submit to shareholders an advisory vote on the frequency of the advisory vote on executive compensation every six years, so will do so again at the 2029 Annual Meeting of our Shareholders.

19. What votes will be counted?

All Common Shares entitled to vote and that are voted in person at the Annual Meeting will be counted, and all Common Shares represented by properly executed and unrevoked proxies received by 11:00 a.m., Eastern Time, on June 21, 2024, the date that is two business days before the Annual Meeting, will be voted at the Annual Meeting as indicated in such proxies.

You may vote “FOR” or “WITHHOLD” on each of the nominees for election as director (Proposal 1) and on the appointment of EisnerAmper LLP as auditor for the ensuing year and authorizing the Audit Committee of the Board to set EisnerAmper LLP’s remuneration (Proposal 2).

The Common Shares represented by your proxy will be voted or withheld from voting in accordance with your instructions on any ballot that may be called for and, if you specify a choice with respect to any matter to be acted upon, your Common Shares will be voted accordingly.

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20. What are the recommendations of our Board on how I should vote my shares?

The recommendations of our Board are set forth together with the description of each proposal in this Proxy Statement. In summary, however, the Board recommends a vote:

●	FOR the election of the nominated directors (see Proposal 1); and

●	FOR the approval of the appointment EisnerAmper LLP as the independent registered public accounting firm of the Company to serve until the next annual meeting of shareholders, and the authorization of the Audit Committee of the Board to set EisnerAmper LLP’s remuneration (see Proposal 2).

21. What is the effect of not casting a vote or of submitting a proxy that does not specify how my Common Shares are to be voted?

If you are a Registered Shareholder and you do not vote by proxy card, by telephone, via the Internet, or at the Annual Meeting, your Common Shares will not be voted at the Annual Meeting. If you submit a proxy, but you do not provide voting instructions, your Common Shares will be voted as recommended by the Board.

If you are a Beneficial Shareholder and you do not provide your Intermediary with voting instructions, the Intermediary will determine if it has the discretionary authority to vote on the particular matter.

22. What is the effect of an Intermediary non-vote?

An Intermediary will have the discretion to vote on routine proposals if it has not received voting instructions from a Beneficial Shareholder at least 10 calendar days prior to the Annual Meeting. An Intermediary non-vote occurs when an Intermediary that is otherwise counted as present or represented by proxy does not receive voting instructions from the Beneficial Shareholder and does not have the discretion to vote the Common Shares. An Intermediary non-vote will not impact our ability to obtain a quorum for the Annual Meeting and will not otherwise affect the approval of a majority of the votes present in person or represented by proxy and entitled to vote for any Proposals.

23. What happens if additional matters are presented at the Annual Meeting?

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the named proxyholders will vote the proxies held by them as recommended by the Board or, if no recommendation is given, in their own discretion. We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so.

24. Can I change my vote?

If you are a Registered Shareholder, you may change or revoke your vote by:

●	submitting a new proxy bearing a later date (which automatically revokes the earlier proxy, but is received by the Company no later than 11:00 a.m., Eastern Time, on June 21, 2024, the date that is two business days before the date of the Annual Meeting) using any of the voting methods described above in Question 14; or

●	providing a signed written notice of your revocation to VBI Vaccines Inc. at 160 Second Street, Floor 3, Cambridge, MA 02142, Attn: Chief Financial Officer and Head of Corporate Development, which must be received at any time up to and including 11:00 a.m., Eastern Time, on the last business day preceding the date of the Annual Meeting; or

●	attending the Annual Meeting and providing a signed written notice revoking your proxy to the Chair of the Annual Meeting, which will supersede any proxy previously submitted by you.

However, please note that merely attending the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically request it.

If you are a Beneficial Shareholder and you wish to change or revoke your vote, you should do the following:

●	contact your Intermediary and carefully follow the instructions provided by your Intermediary to revoke your VIF and submit new voting instructions; or

●	if you have obtained a legal proxy from your Intermediary giving you the right to vote your Common Shares, attend the Annual Meeting and vote at the meeting.

However, in either case, please consult your Intermediary for any specific rules it may have regarding your ability to change your voting instructions.

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25. What is “householding” and how does it affect me?

We and some US brokers have adopted “householding,” a procedure under which shareholders who have the same address will receive a single Notice of Internet Availability or set of proxy materials, unless one or more of these shareholders provides notice that they wish to continue receiving individual copies. If you participate in householding and wish to receive a separate Notice of Internet Availability or set of proxy materials, or if you wish to receive separate copies of future notices, annual reports, and proxy statements, please contact your broker directly, or VBI Vaccines Inc., 160 Second Street, Floor 3, Cambridge, MA 02142, Attn: Chief Financial Officer and Head of Corporate Development, or email IR@vbivaccines.com.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice of Internet Availability to a shareholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. As such, we have elected to distribute proxy information in this manner.

26. Why am I receiving more than one Notice of Internet Availability, notice from my Intermediary, or set of proxy materials, and what should I do?

You may receive more than one Notice of Internet Availability, notice from your Intermediary, or set of proxy materials, including multiple copies of proxy cards or VIFs.

For example:

●	If you are a Registered Shareholder and your Common Shares are registered in more than one name, you will receive more than one Notice of Internet Availability or proxy card.

●	If you are a Beneficial Shareholder with Common Shares in more than one brokerage account, you may receive a separate notice or VIF for each brokerage account in which your Common Shares are held.

Please complete, sign, date and return each proxy card or VIF that you receive and follow the voting instructions on each Notice of Internet Availability or other notice you receive to ensure that all your Common Shares are voted.

27. Who will serve as inspector of election at the Annual Meeting?

A representative from Computershare Trust Company of Canada will act as the inspector of election (scrutineer) and count the votes at the Annual Meeting.

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28. Where can I find the voting results of the Annual Meeting?

Within four business days following the Annual Meeting, the final voting results will be published in a press release and will also be available in a Current Report on Form 8-K, filed with the SEC and made available on its website at www.sec.gov, and in an equivalent Report of Voting Results, filed with the Canadian Securities Administrators (the “CSA”) and made available on www.sedarplus.ca.

29. Who will bear the cost of soliciting votes for the Annual Meeting?

VBI will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. We may reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons representing Beneficial Shareholders for their reasonable expenses in forwarding solicitation material to NOBOs. Our directors, officers, and employees may also solicit proxies in person or by other means. These directors, officers, and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses incurred in doing so.

30. What percentage of our Common Shares do our directors and executive officers own?

As of the Record Date, our director-nominees and executive officers beneficially owned approximately 8.43% of our outstanding Common Shares. See the discussion under the heading “Security Ownership of Certain Beneficial Owners and Management” on page 47 for more details.

31. Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our shareholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

32. I have additional questions, who can help answer them?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to email IR@vbivaccines.com.

The proxy card gives the persons named as proxyholders discretionary authority regarding amendments or variations to matters identified in the Notice of Meeting, this Proxy Statement and any other matter that may properly come before the Annual Meeting. As of the date of this Proxy Statement, management is not aware of any such amendment, variation, or other matter proposed or likely to come before the Annual Meeting. However, if any amendment, variation, or other matter properly comes before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

IF YOU DO NOT SPECIFY A VOTE ON YOUR PROXY CARD OR YOU VOTE FOR BOTH CHOICES, YOUR COMMON SHARES WILL BE VOTED IN FAVOR OF THE MOTIONS PROPOSED TO BE MADE AT THE ANNUAL MEETING AS SET OUT IN THE NOTICE OF MEETING AND THIS PROXY STATEMENT.

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GOVERNANCE OF THE COMPANY

Our business, property, and affairs are managed by, or under the direction of, our Board, in accordance with the BCBCA and the Articles of the Company. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other key members of management, by reviewing materials provided to them by management, and by participating in meetings of the Board and its committees. There are no family relationships among any of our directors, executive officers, or persons nominated to become a director.

We continue to review our corporate governance policies and practices by comparing our policies and practices with those suggested by various groups or authorities active in evaluating or setting best practices for corporate governance of public companies. Based on this review, we have adopted, and will continue to adopt, changes that the Board believes are the appropriate corporate governance policies and practices for our Company.

Shareholder Communications

Shareholders may communicate with the members of the Board, either individually or collectively, by writing to the Board at VBI Vaccines Inc., 160 Second Street, Floor 3, Cambridge, MA 02142. These communications will be reviewed by the office of the Chief Financial Officer and Head of Corporate Development, as agent for the non-employee directors in facilitating direct communication to the Board. The Chief Financial Officer and Head of Corporate Development’s office will treat communications containing complaints relating to accounting, internal accounting controls, or auditing matters as reports under our Code of Business Conduct and Ethics (“Code of Ethics”). Further, the Chief Financial Officer and Head of Corporate Development’s office will disregard communications that are bulk mail, solicitations to purchase products or services not directly related either to us or the non-employee directors’ roles as members of the Board, sent other than by shareholders in their capacities as such or from particular authors or regarding particular subjects that the non-employee directors may specify from time to time, and all other communications which do not meet the applicable requirements or criteria described below, consistent with the instructions of the non-employee directors.

General Communications. The Chief Financial Officer and Head of Corporate Development’s office will review all shareholder communications directly relating to our business operations, the Board, our officers, our activities, or other matters and opportunities closely related to us. From time to time, as needed, the Chief Financial Officer and Head of Corporate Development will circulate summaries of shareholder communications and copies of the actual shareholder communications to the Chairperson of our Nominating and Governance Committee.

Shareholder Proposals and Director Nominations and Recommendations. Shareholder proposals are reviewed by the Chief Financial Officer and Head of Corporate Development’s office for compliance with the requirements for such proposals set forth in our Articles, the BCBCA, and Regulation 14a-8 promulgated under the Exchange Act. Shareholder proposals that meet these requirements will be summarized by the Chief Financial Officer and Head of Corporate Development’s office. Summaries and copies of the shareholder proposals are circulated to the Chairperson of the Nominating and Governance Committee.

Shareholder nominations for directors are reviewed by the Board for compliance with the requirements for director nominations that are set forth in our Articles. Shareholder nominations for directors that meet these requirements are then circulated to the Chairperson of the Nominating and Governance Committee for consideration and evaluation by the Nominating and Governance Committee consisting entirely of independent directors.

The Nominating and Governance Committee will consider director candidates recommended by shareholders. If a director candidate is recommended by a shareholder, the Nominating and Governance Committee expects to evaluate such candidate in the same manner it evaluates director candidates it identifies. Shareholders desiring to make a recommendation to the Nominating and Governance Committee should follow the procedures set forth herein and in the Company’s Articles regarding shareholder nominations for directors.

Retention of Shareholder Communications. Any shareholder communications that are not circulated to the Chairperson of the Nominating and Governance Committee because they do not meet the applicable requirements or criteria described above will be retained by the Chief Financial Officer and Head of Corporate Development’s office for at least 90 calendar days from the date on which they are received, so that these communications may be reviewed by the directors generally if such information relates to the Board as a whole, or by any individual to whom the communication was addressed, should any director elect to do so.

Distribution of Shareholder Communications. Except as otherwise required by law or upon the request of a non-employee director, the Chairperson of the Nominating and Governance Committee will determine when and whether a shareholder communication should be circulated among one or more members of the Board and/or Company management.

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Independence of Directors

In determining the independence of our directors, we apply the definition of “independent director” provided under the listing rules of The NASDAQ and National Instrument 58-101 – Disclosure of Corporate Governance Practices of the CSA (“NI 58-101”). Pursuant to these rules, the Nominating and Governance Committee concluded its review of director independence on April 25, 2024. The Board affirmatively determined that each of Steven Gillis (the Chairperson), Damian Braga, Joanne Cordeiro, Michel De Wilde, Vaughn Himes, and Blaine H. McKee (being the majority of the Board) is independent under these rules, since none of these directors have a direct or indirect material relationship with the Company or its subsidiaries. In making its independence determinations, the Nominating and Governance Committee sought to identify and analyze all of the facts and circumstances relating to any relationship between a director, his/her immediate family or affiliates, and VBI and its affiliates, and did not rely on categorical standards other than those contained in the NASDAQ rule and NI 58-101 referenced above.

Jeffrey R. Baxter is not an independent member of the Board because he is the Chief Executive Officer and President of the Company and thus has a material interest in the Company. Nell Beattie is not an independent member of the Board because she is the Chief Financial Officer and Head of Corporate Development and thus has a material interest in the Company. Our former director, Christopher McNulty, who resigned from the Board on April 10, 2023, was not an independent member of the Board while he served on the Board, since he was our former Chief Financial Officer and Head of Business Development, and thus had a material interest in the Company.

The independent directors are not expected to hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. However, to facilitate the Board’s exercise of independent judgement in carrying out its responsibilities, where deemed necessary by the independent directors, the independent directors hold sessions exclusive of the non-independent directors and members of management, which process facilitates open and candid discussion amongst the independent directors. At the end of each Board call or meeting, the independent directors have the option to hold executive sessions, as needed, where non-independent directors and members of management are not in attendance. In 2023, such executive sessions were held at the end of 11 Board meetings. To-date in 2024, no such executive sessions have been held.

Meetings and Attendance

The Board held 25 meetings during the year ended December 31, 2023. Attendance was as follows: Dr. Gillis (25); Mr. Braga (24); Ms. Cordeiro (24); Dr. De Wilde (23); Dr. Himes (20); Dr. McKee (25); Mr. Baxter (25) and Ms. Beattie (21).

The Board held 14 meetings between January 1, 2024 and April 26, 2024. Attendance was as follows: Dr. Gillis (14); Mr. Braga (14); Ms. Cordeiro (13); Dr. De Wilde (10); Dr. McKee (13); Dr Himes (14); Mr. Baxter (14); and Ms. Beattie (14).

Each member of our Board attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held during the period for which he or she was a director) and (ii) the total number of meetings held by all committees of the Board on which such director served (held during the period that such director served).

We encourage our Board members to attend the annual meeting of shareholders each year. Two of the eight directors serving at the time attended our 2023 Annual General Meeting of Shareholders.

Mandate of our Board

A copy of the Board Mandate, adopted as of September 23, 2016 can be viewed on our website at www.vbivaccines.com (under the “Investors” section). Among other things, the Board Mandate includes written position descriptions for the Chairperson of the Board and the respective Chairpersons of each of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee, as well as the Chief Executive Officer.

Committees of our Board

The Board has three standing committees, the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The following table provides the current membership, for each committee:

Name	Audit Committee	Compensation Committee	Nominating & Governance Committee
Steven Gillis, Ph.D.	X	X	Chair
Damian Braga			X
Joanne Cordeiro	X	Chair
Michel De Wilde, Ph.D.		X
Vaughn Himes, Ph.D.			X
Blaine H. McKee, Ph.D.	Chair
Jeffrey R. Baxter
Nell Beattie
Total Meetings in 2023	4	1	1

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Below is a description of each committee of the Board:

Audit Committee

The role of the Audit Committee is to:

●	oversee the Company’s accounting and financial reporting processes;

●	review management’s maintenance of internal controls and procedures for financial reporting;

●	advise our Board with respect to our compliance with applicable legal and regulatory requirements, including without limitation, those requirements relating to financial controls and reporting;

●	oversee the independent auditor’s qualifications and independence;

●	oversee the performance of the independent auditors, including the annual independent audit of our financial statements;

●	prepare the report required by the rules of the SEC to be included in our Proxy Statement; and

●	discharge such duties and responsibilities as may be required of the Committee by the provisions of applicable law, rule or regulation.

Our Audit Committee is comprised of Blaine H. McKee, Steven Gillis, and Joanne Cordeiro, with Dr. McKee serving as Chairperson.

Our Nominating and Governance Committee has determined each of Dr. Gillis, Dr. McKee, and Ms. Cordeiro, to be financially literate and qualify as independent directors under Section 5605(a)(2) and Section 5605(c)(2)(A) of the NASDAQ rules. Further, each member of our Audit Committee is also considered independent under SEC Rule 10A-3. In addition, Dr. McKee qualifies as the audit committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K. The Audit Committee operates pursuant to a charter, the current copy of which can be viewed on our website at www.vbivaccines.com (under the “Investors” section).

During 2023, the Audit Committee met by video conference four times.

Report of the Audit Committee of the Board of Directors

The Audit committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the year ended December 31, 2023, and the independent auditor’s report on those financial statements, with management and with our independent auditor, EisnerAmper LLP. The Audit Committee has also discussed with EisnerAmper LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has also received the written disclosures and the letter from EisnerAmper LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding EisnerAmper LLP’s communications with the audit committee concerning independence and has discussed with EisnerAmper LLP that firm’s independence.

Based on the review and discussions referred to in the preceding paragraph, the Audit Committee recommended to the Board that the consolidated financial statements audited by EisnerAmper LLP for the fiscal year ended December 31, 2023 be included in its Annual Report on Form 10-K for such fiscal year that was filed with the SEC.

VBI Vaccines Inc.
Audit Committee of the Board

Blaine H. McKee, Chairperson
Steven Gillis
Joanne Cordeiro

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Compensation Committee

The purpose of the Compensation Committee is to aid the Board in meeting its responsibilities with regard to oversight and determination of executive compensation. Among other things, the Compensation Committee reviews, recommends, and approves salaries and other compensation of the Company’s executive officers, and will administer the Company’s equity incentive plans (including reviewing and recommending to the Board for approval stock options and other equity incentive grants to executive officers). A copy of the current charter of the Compensation Committee is available on our website at www.vbivaccines.com (under the “Investors” section).

The Compensation Committee may form and delegate a subcommittee consisting of one or more members to perform the functions of the Compensation Committee. To ensure an objective process for determining compensation, the Compensation Committee may engage outside advisers, including outside auditors, attorneys, and consultants, as it deems necessary to discharge its responsibilities. The Compensation Committee has sole authority to retain and terminate any compensation expert or consultant to be used to provide advice on compensation levels, including sole authority to approve the fees of any expert or consultant and other retention terms. In addition, the Compensation Committee considers, but is not bound by, the recommendations of our Chief Executive Officer with respect to the compensation packages of our other executive officers.

Our Compensation Committee is comprised of Joanne Cordeiro, Steven Gillis, and Michel De Wilde, with Ms. Cordeiro serving as Chairperson.

Each of Ms. Cordeiro, Dr. Gillis, and Dr. De Wilde, is considered independent in accordance with the NASDAQ rules, an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and a “non-employee director” for purposes of Section 16b-3 under the Exchange Act, and do not have a relationship with the Company which is material to their ability to be independent from management in connection with the duties of a compensation committee member, as described in Section 5605(d)(2) of the NASDAQ rules. Such members are also considered independent in accordance with NI 58-101.

During 2023, the Compensation Committee met by video conference one time.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serve, or in the past year have served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

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Nominating and Governance Committee

The role of the Nominating and Governance Committee is, among other things, to:

●	nominate and recommend nominees for the Board and submit the names of such nominees to the full Board for its approval;

●	evaluate the composition, independence, size, and governance of the Board and its committees and make recommendations regarding future planning and appointment of directors to the committees; and

●	establish a policy for considering shareholder nominees for election to our Board.

A copy of the current charter of the Nominating and Governance Committee (the “Nominating and Governance Committee Charter”) is available on our website at www.vbivaccines.com (under the “Investors” section).

Our Nominating and Governance Committee is comprised of Steven Gillis, Damian Braga, and Vaughn Himes, with Dr. Gillis serving as committee Chairperson.

The Board has determined each of Dr. Gillis, Mr. Braga, and Dr. Himes on the Nominating and Governance Committee, to be independent under the NASDAQ rules and NI 58-101.

During 2023, the Nominating and Governance Committee met by video conference one time.

Assessments

The Board and each individual director are periodically assessed regarding its or their effectiveness and contribution. The assessment considers: (i) in the case of the Board, its mandate; and (ii) in the case of an individual director, the competencies and skills he/she is expected to possess in the context of the current composition of the Board. This process is done informally by the Chairperson of the Board and other Directors on an as-needed basis, and done formally each year as part of the discussion at the Nominating and Governance Committee meeting. Board self-evaluation assessments are conducted every three years. The most recent Board self-evaluation assessment was conducted in 2022, and the next such assessment is anticipated to occur in 2025.

Orientation of New Directors

Orientation for new directors includes meetings with the Chief Executive Officer, and other members of senior management, as well as with existing directors, including and notably the Chairperson of the Board. As needed, further documentation regarding VBI or the industry is offered, as are invitations to visit any of the three Company sites.

Director Qualifications

The Nominating and Governance Committee is responsible for identifying candidates for Board positions, vetting the proposed candidate, ensuring the competencies and skills possessed by the candidate meet expectations for a director of the Company, and then nominating such candidates for election to our Board. All of the members of the Nominating and Governance Committee are independent.

The Board seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. Candidates should have substantial experience with one or more publicly traded companies or should have achieved a high level of distinction in their chosen fields. The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in business and corporate development, immunology, research and development, manufacturing, commercialization, finance, and accounting.

There is no difference in the manner in which the Nominating and Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder. In evaluating nominations to the Board, the Nominating and Governance Committee also looks for certain personal attributes, such as integrity, ability and willingness to apply sound and independent business judgment, comprehensive understanding of a director’s role in corporate governance, availability for meetings and consultation on Company matters, and the willingness to assume and carry out fiduciary responsibilities. Each of the candidates nominated for election to our Board was recommended by the Nominating and Governance Committee.

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Procedures by which Shareholders may Recommend Nominees to our Board of Directors

There have been no material changes to the procedures by which shareholders may recommend nominees to our Board.

Effective September 25, 2013, shareholders of the Company approved an amendment to the Articles of the Company and adopted advance notice provisions (the “Advance Notice Provisions”). The Advance Notice Provisions include, among other things, a provision that requires advance notice be given to the Company in circumstances where nomination of persons for election to the Board are made by shareholders of the Company. The Advance Notice Provisions set a deadline by which shareholders must submit nominations (a “Notice”) for the election of directors to the Company prior to any annual or special meeting of shareholders. The Advance Notice Provisions also set forth the information that a shareholder must include in the Notice to the Company, and establish the form in which the shareholder must submit the Notice for that notice to be in proper written form.

In the case of an annual meeting of shareholders, a notice must be provided to the Company not less than 30 days and not more than 65 days prior to the date of the annual meeting.

As of the date of this Proxy Statement, the Company has not received Notice of a nomination in compliance with the Advance Notice Provisions.

Director Term Limits and Other Mechanisms of Board Renewal

In the fall of 2014, the CSA introduced policies requiring companies to either adopt or explain why they have not adopted policies with respect to term limits for directors. As a result, the Board adopted the below policy on term limits in April 2020.

The Board determined it was in the best interest of the Company not to adopt term limits for directors or other mechanisms of board renewal as it believes the implementation of term limits may cause unnecessary disruption in the continuity and expertise of the Board. Moreover, term limits may also be detrimental to the Company as it may result in the loss of experience and expertise on the Board due to arbitrary determinations. The Board believes that the ongoing review of the qualification and effectiveness of the Board sufficiently aligns the composition of the Board against the varying and developing needs of the Company and that long tenure does not necessarily impair a director’s ability to act independently of management.

Diversity of the Board of Directors and Executive Officers

Similarly, in the fall of 2014, the CSA introduced policies requiring companies to either adopt or explain why they have not adopted policies and targets designed to increase participation by women in board matters and in executive positions.

The Company is committed to diversity among its Board and its executive officers. The ability to incorporate a wide range of viewpoints, backgrounds, skills, and experience is critical to the Company’s success. By bringing together individuals with varying backgrounds, expertise, and perspectives into an inclusive and collaborative work environment, we believe we can better achieve our corporate objectives and deliver long-term, sustained value for our shareholders.

The Company recognizes that gender diversity is a significant aspect of diversity and acknowledges the important role that women with appropriate and relevant skills and experience can play in contributing to the diversity of thought on the Board and on the executive team.

When reviewing and assessing the qualifications of possible nominees to the Board, the Nominating and Governance Committee is guided by the following considerations:

●	the competencies and skills necessary for the Board as a whole should possess;

●	the experience and skill each new nominee will bring to the Board;

●	the diversity of the Board as a whole and whether the new nominee would enhance such diversity; and

●	whether the nominees can devote sufficient time and resources to his or her duties as a Board member.

In alignment with the Diversity Objective described in section 5605(f) of the NASDAQ rule, as a Smaller Reporting Company (as defined in Rule 12b-2 under the Exchange Act), we set an objective to have at least two members of the Board who self-identify as diverse (as defined in section 5605(f)(1) of the NASDAQ rule), including at least one diverse director who self-identifies as female. As per the NASDAQ rule, the second director may include an individual who self-identifies as one or more of the following: female, LGBTQ+, or an underrepresented minority.

The Company currently has two female directors (25%) and such directors are being nominated to serve as directors of the Company until the next annual meeting of shareholders, or until the appointment or election and qualification of her successor.

Board Diversity Matrix (As of the Record Date)
	Female	Male
Total Number of Directors	8
Part I: Gender Identity
Directors	2	6
Part II: Demographic Background
White	8

The Company also currently has two executive officers (33%) who self-identify as diverse. One executive officer identifies as female and one identifies as having two or more races or ethnicities, which are Hispanic and Asian.

Code of Business Conduct and Ethics

We have adopted the Code of Business Conduct and Ethics applicable to our principal executive officer and principal financial and accounting officer and any persons performing similar functions. In addition, the Code of Business Conduct and Ethics applies to our employees, officers, directors, agents, and representatives. The Code of Business Conduct and Ethics requires, among other things, that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in the Company’s best interest. The Code of Business Conduct and Ethics is available on our website at www.vbivaccines.com (under the “Investors” section).

The Code of Business Conduct and Ethics includes procedures for reporting violations of the Code of Business Conduct and Ethics. These include reporting violations to an immediate manager, the CEO, or legal counsel, as necessary. Fraud or potential fraud must be reported to the whistler-blower email account, which is forwarded to the Chair of the Audit Committee and to internal counsel. The Whistleblower Policy is available on our website at www.vbivaccines.com (under the “Investors” section). In addition, the Sarbanes-Oxley Act of 2002, as amended, requires companies to have procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls, or auditing matters, and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Code of Ethics is intended to comply with the rules of the SEC and includes these required procedures.

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Risk Oversight

Our Board provides risk oversight for our entire company by receiving management presentations, including risk assessments, and discussing these assessments with management. The Board’s overall risk oversight, which focuses primarily on risks and exposures associated with current matters that may present material risk to our operations, plans, prospects, or reputation, is supplemented by the various committees. The Audit Committee discusses with management and our independent registered public accounting firm our risk management guidelines and policies, our major financial risk exposures, and the steps taken to monitor and control such exposures. Our Compensation Committee oversees risks related to our compensation programs and discusses with management its annual assessment of our employee compensation policies and programs. Our Nominating and Governance Committee oversees risks related to corporate governance, management, and director succession planning.

Board Leadership Structure

The Chairperson of the Board presides at all meetings of the Board at which he or she is present. The Board is committed to promoting effective, independent governance of the Company. Our Board believes it is in the best interests of the shareholders and the Company for the Board to have the flexibility to select the best director to serve as Chairperson at any given time, regardless of the independence of that director. Consequently, the Company has no fixed policy with respect to the separation of the offices of the Chairperson of the Board and Chief Executive Officer.

Currently, the offices of Chairperson of the Board and Chief Executive Officer are held by two different people. The Chief Executive Officer is responsible for the day-to-day leadership and performance of the Company, while the Chairperson of the Board provides guidance to the Chief Executive Officer and presides over meetings of the board. The Chairperson of the Board plays a critical role by leading the Board in its management and supervision of the business of the Company. The Board has developed written position descriptions for the Chief Executive Officer, the Chairperson of the Board, and the Chair of each of its committees. The Board believes that the separation of the offices of the Chairperson of the Board and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and our affairs, and creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the Company’s best interests, and in the best interest of the Company’s shareholders. The Board will review this determination from time to time.

Review, Approval, or Ratification of Transactions with Related Persons

The Board reviews issues involving potential conflicts of interest, and reviews and approves all related party transactions, including those required to be disclosed as a “related party” transaction under applicable federal securities laws. The Board has not adopted any specific procedures or a written policy for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented. However, to the extent a potential related party transaction is presented to the Board, the Company expects that the Board would become fully informed regarding the potential transaction and the interests of the related party and would have the opportunity to deliberate outside of the presence of the related party. The Company expects that the Board would only approve a related party transaction that is in the best interests of the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party. Other than as described under the section titled, “Certain Relationships and Related Transactions,” no transaction, that required disclosure under applicable federal securities laws and that occurred since the beginning of the fiscal year 2023, was submitted to the Board for approval as a “related party” transaction.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Shares and other equity securities. Officers, directors, and greater-than-10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

The following is the number of late reports filed since the beginning of the fiscal year ended December 31, 2023, under Section 16(a) and the number of transactions reflected therein as not reported on a timely basis during such fiscal year by such executive officers and directors:

●	Dr. Gillis had one late Form 4 with respect to the purchase of Common Shares and certain warrants to purchase Common Shares in the underwritten public offering consummated in July 2023.

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PROPOSAL 1

ELECTION OF DIRECTORS

Majority Voting Policy

In accordance with good corporate governance practices and procedures, the Board adopted a majority voting policy on August 28, 2015 (the “Majority Voting Policy”). The Majority Voting Policy provides that, at a meeting for the uncontested election of directors (being an election where the number of nominees for director is not greater than the number of directors to be elected), each director of the Company must be elected by the vote of a majority of the Company’s Common Shares represented in person or by proxy at such meeting. The proxy card permits a shareholder to vote in favor of, or to withhold from voting, separately for each director nominee.

If, in an uncontested election of directors, the number of Common Shares withheld for a nominee exceeds the number of Common Shares voted for that nominee at the meeting, either in person or by proxy, that director must immediately tender his or her resignation. The Nominating and Governance Committee will expeditiously recommend to the Board whether or not to accept the resignation. The Board will accept the resignation absent exceptional circumstances and such resignation will be effective when accepted by the Board. In its deliberations, the Nominating and Governance Committee may consider such extenuating circumstances as it deems appropriate.

The Board shall determine whether or not to accept the resignation within 90 days of the relevant shareholders’ meeting. A director who tenders a resignation pursuant to the Majority Voting Policy will not participate in any meeting of the Board or meetings of the Nominating and Governance Committee of the Board at which the resignation is considered. The Company shall promptly issue a news release with the Board’s decision, which must fully state the reasons for that decision.

The Majority Voting Policy can be viewed on our website at http://www.vbivaccines.com (under the “Investors” section).

Nominees for Election

The Board currently is comprised of eight directors. If elected, each nominee agrees to serve until the next annual meeting of shareholders or until the appointment or election and qualification of his or her successor. If any nominee is unable to stand for election, which circumstance we do not anticipate, the Board may provide for a lesser number of directors or designate a substitute. In the latter event, Common Shares represented by proxies may be voted for a substitute nominee. If a quorum is present at the Annual Meeting, the nominees will be elected by the vote of a majority of the Company’s Common Shares, represented in attendance or by proxy, at such meeting.

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Our Board, upon the recommendation of the Nominating and Governance Committee, has nominated the eight (8) individuals listed in the table below, each an incumbent director, for election to serve as director. The following table sets forth information with respect to each nominee as of April 26, 2024:

Name	Age	State of Residence	Position(s) & Held Since	Share Ownership(1)
Steven Gillis, Ph.D.(2)(3)(4)	71	Washington, US	Chairperson of the Board – May 2016	1,727,286

Present & Former Principal Occupation, Business, or Employment for the Five Preceding Years

●	Chairperson and Director of the Company (May 2016 – present)
●	Director of Vaccines (Delaware) Inc. (“VBI DE”) (July 2014 – present) and VBI US (December 2006 – present)

●	Director of Takeda Pharmaceutical Co. (January 2019 – present), Shire PLC (October 2012 – January 2019), Homology Medicines, Inc, April 2018 – April 2024), Pulmatrix, Inc. (October 2009 – August 2020), Codiak Biosciences (October 2015 – March 2023) and PhaseRx, Inc. (March 2008 – January 2018)
●	Managing Director ARCH Venture Partners (2006 – present)

Damian Braga(4)	68	New Jersey, US	Director – March 2020	38,332

Present & Former Principal Occupation, Business, or Employment for the Five Preceding Years

●	Director of the Company (March 2020 – present)
●	Member of the Advisory Board, VaxCare (July 2018 – present)
●	Managing Director, DAB Consulting Services (Sept 2017 – present)

Joanne Cordeiro(2)(3)	66	Massachusetts, US	Director, April 2019	44,998

Present & Former Principal Occupation, Business, or Employment for the Five Preceding Years

●	CHRO Consulting and Executive Coaching Services (April 2019 – present)
●	CHRO, EVP Human Resources, Shire Plc (2017-2019)
●	VP, Head of Human Resources, US Commercial, Shire Plc (2016-2017)
●	Vice President, Global Talent Acquisition and Mobility, Shire Plc. (2014 –2016)

Michel De Wilde, Ph.D.(3)	74	New Jersey, US	Director, May 2016	50,966

Present & Former Principal Occupation, Business, or Employment for the Five Preceding Years

●	Director of the Company (May 2016 – present)
●	Director of VBI DE (July 2014 – present)
●	Director of Infectious Disease Research Institute (Dec 2014 – Dec 2019)

Vaughn Himes, Ph.D.(4)	63	Washington, US	Director – April 2023	25,777

Present & Former Principal Occupation, Business, or Employment for the Five Preceding Years

●	Chief Technical Officer of Seagen, Inc. (October 2016 – December 2023)
●	Executive Vice President, Technical Operations, Process Sciences of Seagen, Inc. (April 2009- Oct 2016)
●	Director and Chair of Advisory Committee of Achieve Life Sciences (March 2022 – Present)
●	Director of Seagen International GmbH (Nov 2015-Dec 2021)
●	Director of Seagen International BV (Nov 2019- Dec 2021)

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Blaine H. McKee, Ph.D.(2)	59	Massachusetts, US	Director, January 2019	48,332

Present & Former Principal Occupation, Business, or Employment for the Five Preceding Years

●	Director of the Company (Jan 2019 – present)
●	President and Chief Executive Officer and Board Member of Walden Biosciences (Jan 2020 – present)
●	Executive Vice President and Chief Business Officer ImmunoGen Inc (April 2018 – Dec 2019)
●	Director of New York Pharma Forum (2014 – 2019), Biostage Inc. (2016 – 2018), ArmaGen (2015 – 2017)
●	Senior Vice President, Head of Corporate Development Shire PLC (April 2016 – April 2018)
●	Senior Vice President, Head of Transactions Shire PLC (July 2014 – April 2016)

Jeffrey R. Baxter	62	Pennsylvania, US	President & CEO; Director – May 2016	142,860

Present & Former Principal Occupation, Business, or Employment for the Five Preceding Years

●	President, Chief Executive Officer and Director of the Company and the Company’s wholly-owned subsidiaries (May 2016 – present)
●	President, Chief Executive Officer and Director of VBI DE (2014 – present)
●	Chief Executive Officer and Director of VBI DE’s wholly-owned subsidiary, Variation Biotechnologies (US), Inc. (“VBI US”) (September 2009 – present)
●	Director of ChromaDex Inc. (2015 – April 2022)

Nell Beattie	36	Massachusetts, US	CFO & Head of Corporate Development; Director – April 2023	60,907

Present & Former Principal Occupation, Business, or Employment for the Five Preceding Years

●	Chief Financial Officer and Head of Corporate Development and Director of the Company (April 2023 – present)
●	Chief Business Officer of the Company (September 2017 – April 2023)

NOTE: The information not being within the knowledge of the Company, has been furnished by the respective directors individually as of April 26, 2024, being the Record Date of this Information Circular.

(1)	Common Shares beneficially owned or controlled, directly or indirectly, adjusted for the 1-for 30 reverse share split of the Common Shares, effectuated on April 12, 2023 (the “Reverse Share Split”).
(2)	Member of the Audit Committee
(3)	Member of the Compensation Committee
(4)	Member of the Nominating and Governance Committee

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Vote Required

The affirmative vote of the majority of the votes cast by the holders of all Common Shares present or represented by proxy and entitled to vote on the nominees will be required to approve each nominee. If, in an uncontested election of directors, the number of shares withheld for a nominee exceeds the number of shares voted for that nominee at the Annual Meeting, either in attendance or by proxy, that director must immediately tender his or her resignation.

Our Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES SET FORTH ABOVE.

Information about our Board of Directors Nominees

Biographical information with respect to the director nominees is provided below.

Steven Gillis, Ph.D. – Chairperson of the Board (State of Residence – Washington)

Dr. Gillis has served as our Chairperson and as a member of our Board since May 2016. Dr. Gillis has served as a member of the board of directors of VBI DE and VBI US since July 2014 and December 2006, respectively. Since 2006, he has been a Managing Director of ARCH Venture Partners, or ARCH, a firm he joined in 2005. Dr. Gillis is focused on the evaluation of new life science technologies and also on the development and growth of ARCH’s biotechnology portfolio companies. In addition to serving on our Board, Dr. Gillis currently serves as a director of Takeda Pharmaceutical Co. Ltd. (NYSE: TAK), served on the Boards of Homology Medicines, Inc. (NASDAQ: FIXX) until April 2024, Codiak Biosciences, Inc (NASDAQ: CDAK) until March 2023, and Pulmatrix, Inc. (NASDAQ: PULM) until August 2020. Dr. Gillis represents ARCH as a director and serves as Chairperson of a number of ARCH’s private biotechnology portfolio companies. Dr. Gillis was a founder and director of Corixa Corporation and served as Chief Executive Officer from its inception and as its Chairperson from 1999 until its acquisition in 2005 by GlaxoSmithKline. Prior to Corixa, Dr. Gillis was a founder and director of Immunex Corp. From 1981 until his departure in 1994, Dr. Gillis served as Immunex’s Director of Research and Development, Chief Scientific Officer, and as Chief Executive Officer of Immunex’s R&D subsidiary. Dr. Gillis was interim Chief Executive Officer of Immunex Corp. following its majority purchase by American Cyanamid Company and remained a member of the board until 1997. Amgen, Inc. acquired Immunex in 2002.

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Dr. Gillis is an immunologist by training with over 300 peer-reviewed publications in the areas of molecular and tumor immunology. He is credited as being a pioneer in the field of cytokines and cytokine receptors, directing the development of multiple marketed products including Leukine, (GM-CSF), Prokine (IL-2) and Enbrel (soluble TNF receptor-Fc fusion protein) as well as the regulatory approval of Bexxar (radiolabeled anti- CD20). Dr. Gillis received a B.A. from Williams College and a Ph.D. from Dartmouth College.

Dr. Gillis’ education and professional achievements, notably his experience as a founder, officer, director, and investor of life science and biotechnology companies, led us to the conclusion that he should serve as a director.

Damian Braga – Director (State of Residence – New Jersey)

Mr. Braga was appointed to the board on March 9, 2020. Since retirement from Sanofi Pasteur in 2015, Mr. Braga founded DAB Consulting Services, a pharmaceutical commercialization consulting firm, and since 2017, he has served as an advisor and investor and advisor for VaxCare, a private company that provides vaccination solutions for physicians, healthcare systems, employers, and school systems. Mr. Braga brings three decades of vaccine experience from his tenure at Sanofi Pasteur, serving as Senior Vice President, Global Commercial Operations, from 2010 to 2015, as President, U.S. and the Americas, from 2008 to 2015, and as President, U.S., from 2002-2007. During this time, Mr. Braga was responsible for launching numerous new vaccines, growing U.S. vaccine revenues from $766 million in 2001 to over $3.1 billion in 2015. He was also responsible for successfully launching both a high-dose and quadrivalent flu vaccine, generating over $1.5 billion in global flu vaccine annual revenue. Prior to assuming responsibility as the most senior company executive in the Americas, Mr. Braga held a number of other roles within Sanofi Pasteur, including Chief Financial Officer for the U.S. Business Unit.

Mr. Braga earned a Bachelor of Economics degree from the University of Miami, and an M.B.A in Finance from Seton Hall University.

Mr. Braga’s business experience in life science and biotechnology companies, especially his professional achievements in the vaccine field, led us to the conclusion that he should be a director.

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Joanne Cordeiro – Director (State of Residence – Massachusetts)

Ms. Cordeiro has served as a member of our Board since April 2019. Ms. Cordeiro is currently an independent human resource consultant. Ms. Cordeiro served as Chief Human Resources Officer and Executive Vice President of Human Resources at Shire PLC, where she served as the strategic partner and advisor to the CEO, Executive Team, and Board of Directors on matters of organizational vision, human capital strategies, total rewards, ethics, and cultural topics with a focus on shareholder value. Ms. Cordeiro was also a member of the Shire Steering Committee responsible for leading the strategic direction and integration for mergers, acquisitions, and divestitures.

Prior to joining Shire in 2011, she was Head of Human Resources for Covansys Corporation (a CSC Company), Clam/Availant, and Elliason Group, and served in various human resources management roles at Teradyne Inc., Avid Technology, Inc., and Sybase Inc. (an SAP company).

Ms. Cordeiro received her Bachelor of Science in Business Administration from Northeastern University.

Ms. Cordeiro’s education and professional achievements, including experience in life science and biotechnology companies led us to the conclusion that she should be a director.

Michel De Wilde, Ph.D. – Director (State of Residence – New Jersey)

Dr. De Wilde has served as a member of our Board since May 2016 and has served as a member of the board of directors of VBI DE since July 2014. Dr. De Wilde was Senior Vice President, Research & Development, at Sanofi Pasteur, the human vaccines division of Sanofi from 2001 until June 2013. In this position, he was responsible for managing approximately 1,500 employees and a broad portfolio of approximately 20 development projects.

Prior to joining Sanofi Pasteur in January 2000, Dr. De Wilde was at SmithKline Beecham Biologicals (now GSK Vaccines) in Rixensart, Belgium. Dr. De Wilde joined the group in 1978 as a research scientist upon formation of a unit focusing on the application of recombinant DNA technology to vaccine development. He subsequently held positions of increasing responsibility and, as Vice President, Research & Development at Sanofi Pasteur, headed a team of approximately 400 specialists, active in all aspects of preclinical vaccine development.

Dr. De Wilde was also a Board member at the Infectious Disease Institute December 2014 until December 2019 and is a member of a number of scientific and strategy advisory boards. Dr. De Wilde received his degree in Chemistry from the Free University of Brussels in 1971, followed by a Ph.D. in Biochemistry in 1976. He carried out postdoctoral work at the University of Wisconsin, Madison (U.S.) and the University of Ghent (Belgium). Dr. De Wilde authored over 50 publications during the early part of his career.

Dr. De Wilde’s educational background and his extensive experience in biopharmaceutical development, particularly with vaccines, led us to the conclusion that he should serve as a director.

Vaughn Himes, Ph.D. – Director (State of Residence – Washington)

Dr. Himes has served as a member of our Board since April 2023. Dr. Himes has over 30 years of experience in biotechnology strategic direction and change management, driving value creation and growth at both small and large biopharmaceutical companies. Dr. Himes spent nearly 15 years at Seagen, Inc., where he was the Chief Technology Officer from 2016 to 2023, leading the manufacturing, supply chain, process sciences, and quality functions. Before becoming the Chief Technology Officer, Dr. Himes spent 7 years as Executive Vice President, Technical Operations, Process Sciences.

Prior to joining Seagen, Dr. Himes was with ZymoGenetics Corporation, a therapeutics protein biotherapeutics company, from 2005 to 2009, where he held roles of increasing responsibility from Vice President, Manufacturing Operations to Senior Vice President, Technical Operations. Prior to ZymoGenetics, from 2003-2005, Dr. Himes was Vice President, Worldwide Manufacturing Operations at Corixa Corporation. From 2000-2003, Dr. Himes was Vice President, Manufacturing Operations at Targeted Genetics Corporation, and from 1999-2000, Dr. Himes was Vice President, Product Development at Genovo Inc.

Dr. Himes has been a director and the chair of the Advisory Committee of Achieve Life Sciences since 2022. He also served on the board of Seagen International GmbH from 2015 to 2021, and on the board of Seagen International BV from 2019 to 2021.

He has a B.A. in Chemistry from Pomona University and a Ph.D. in Chemical Engineering from University of Minnesota.

Dr. Himes’ education and professional achievements, including his extensive CMC, product development, quality, and strategic business transformation experience let us to the conclusion that he should be a director.

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Blaine H. McKee, Ph.D. – Director (State of Residence – Massachusetts)

Dr. McKee has served as a member of our Board since January 11, 2019. Dr. McKee has over 25 years of experience in building biotechnology companies and has extensive strategic, transactional, and market access expertise. Since January 2020, Dr. McKee has served as President and CEO of Walden Biosciences, Inc., venture capital -backed biopharmaceutical company targeting renal diseases, as well as a member of their Board of Directors. Prior to Walden Biosciences Inc., Dr. McKee served as Executive Vice President and Chief Business Officer at ImmunoGen, Inc. from April 2018 to December 2019. Prior to joining ImmunoGen, Dr. McKee served in various executive capacities at Shire PLC, a pharmaceutical company, from 2014 to 2018, including as Senior Vice President, Head of Corporate Development, from 2016 to 2018, and as Senior Vice President, Head of Transactions, from 2014 to 2016.

Prior to joining Shire PLC, from 2011 to 2014, Dr. McKee was Executive Vice President and Chief Business Officer at 480 Biomedical, a venture capital-backed medical device company. Prior to that he served for 15 years at Genzyme Corporation, a biopharmaceutical company, most recently serving as Senior Vice President of Strategic Development for the Oncology, Transplant, and Multiple Sclerosis divisions.

Dr. McKee served on the board of the New York Pharma Forum from 2007 to 2011 and 2014 to 2019. He also served on the Board of BioStage, Inc from 2016 to 2018 and ArmaGen from 2015 to 2017. He received a Bachelor of Science in Chemistry from Colorado State University, a Ph.D. in Organic Chemistry from the Massachusetts Institute of Technology (MIT), and an MBA in Finance from the MIT Sloan School of Management.

Dr. McKee’s education and professional achievements, including his business experience in life science and biotechnology companies, led us to the conclusion that he should be a director.

Jeffrey R. Baxter, FCMA – President, Chief Executive Officer, and Director (State of Residence – Pennsylvania)

Mr. Baxter has served as our President, Chief Executive Officer and as a member of our Board since May 2016. Since July 2014, he has served as the President, Chief Executive Officer and a director of VBI DE (formerly Paulson Capital (Delaware) Corp.), a Delaware corporation and a wholly-owned subsidiary of the Company. Since September 2009, Mr. Baxter has also served as Chief Executive Officer and a member of the board of directors of VBI DE’s wholly-owned subsidiary, Variation Biotechnologies (US), Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“VBI US”). Previously, he was a managing partner for the venture capital firm, The Column Group. Until July of 2006, Mr. Baxter was Senior Vice President, R&D Finance and Operations, of GlaxoSmithKline PLC., a company registered in the UK (“GSK”). In his 19 years of pharma experience, he has held line management roles in finance, commercial, manufacturing and IT and the office of the CEO. His most recent position in R&D included responsibility for finance, pipeline resource planning and allocation, business development, deal structuring and SROne (GSK’s in-house $125 million venture capital fund). He also chaired GSK’s R&D Operating Board. Prior to GSK, he worked at Unilever and British American Tobacco. From 2015 to April 2022, Mr. Baxter served as a director of ChromaDex Corporation (NASDAQ: CDXC), which serves dietary supplement, food, beverage, skin care and pharmaceutical markets. Mr. Baxter was educated at Thames Valley University and is a Fellow of the Chartered Institute of Management Accountants (“FCMA”).

Mr. Baxter’s education, professional achievements, and experience, including his management experience with GSK and his experience at The Column Group, and his knowledge of finance, led us to the conclusion that he should serve as a director.

Nell Beattie – Chief Financial Officer and Head of Corporate Development (State of Residence – Massachusetts)

Ms. Beattie was appointed as Chief Financial Officer and Head of Corporate Development, effective April 10, 2023. Prior to that, Ms. Beattie served as our Chief Business Officer since September 2017, and prior to that as Director, Corporate Development and Investor Relations since June 2015. She joined the Company after completing her MBA at the Tuck School of Business at Dartmouth College. Prior to receiving her MBA, she was a consultant at Artisan Healthcare Consulting, where she worked with pharmaceutical and biotechnology companies to develop financial and strategic analyses to support corporate and business development efforts, pre-launch and commercialization planning, and portfolio prioritization initiatives. Ms. Beattie also holds a B.A. in Mathematics modified with Sociology from Dartmouth College.

Ms. Beattie’s education and professional achievements, including business experience at VBI and consulting experience with life sciences and biotechnology companies, led us to the conclusion that she should be a director.

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Penalties or Sanctions

No proposed director of the Company has been subject to:

(a)	any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

The foregoing, not being within the knowledge of the Company, has been furnished by the respective directors.

Indebtedness of Directors and Executive Officers

As at the date of this Proxy Statement, no executive officer, director, employee, former executive officer, director, or employee of the Company or any of its subsidiaries, has been indebted to the Company or any of its subsidiaries, either in connection with the purchase of securities or otherwise. No director, executive officer, proposed nominee for election as a director of the Company, or an associate of any such director, executive officer, or proposed nominee has been indebted to the Company or any of its subsidiaries or any other entity which indebtedness is or has been the subject of a guarantee, support agreement, letter of credit, or other similar arrangement or understanding provided by the Company or any of its subsidiaries.

Except as disclosed herein, to the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

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PROPOSAL 2

APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND AUTHORIZATION OF THE AUDIT COMMITTEE TO SET THE REMUNERATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

VBI’s shareholders approved the appointment of EisnerAmper LLP (“EisnerAmper”) as the independent registered public accounting firm of the Company on June 23, 2023 to serve for the ensuing year. EisnerAmper has served as our independent registered public accounting firm since June 7, 2016.

The Board requests that shareholders appoint EisnerAmper as the independent registered public accounting firm to conduct the audit of our financial statements for the fiscal year ending December 31, 2024, and to authorize the audit committee to set the remuneration of the independent registered public accounting firm. Even if the selection is approved, the Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Board determines that such a change would be in the best interest of our shareholders.

In making its recommendation to the Board that shareholders approve the appointment of EisnerAmper as our independent registered public accounting firm until the next annual meeting of shareholders and remuneration to be set by the Audit Committee, the Audit Committee considered whether EisnerAmper’s provision of non-audit services is compatible with maintaining the independence of our independent registered public accounting firm. The Audit Committee pre-approved the audit fees, audit-related fees, tax fees and all other fees described below in accordance with our pre-approval policy and believes such fees are compatible with the independence of EisnerAmper.

Vote Required

The affirmative vote of the holders of Common Shares having a majority of the votes cast by the holders of all Common Shares present or represented and voting on such matter will be required for approval of this proposal.

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE APPOINTMENT OF EISNERAMPER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND AUTHORIZE THE AUDIT COMMITTEE TO SET THE AUDITOR’S REMUNERATION AS DESCRIBED IN THIS PROPOSAL 2.

Pre-approval Policies and Procedures

The Audit Committee is required to review and approve in advance the retention of the independent auditors for the performance of all audit and lawfully permitted non-audit services and the fees for such services. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals for the performance of non-audit services, and any such Audit Committee member who pre-approves a non-audit service must report the pre-approval to the full Audit Committee at its next scheduled meeting. The Audit Committee is required to periodically notify the Board of their approvals. The required pre-approval policies and procedures were complied with during 2023, and the audit committee pre-approved all of the fees set forth in the table above.

The Audit Committee engages the Independent Registered Public Accountants to audit the financial statements of the Company. Management approves the tax services that are provided by a separate independent registered public accounting firm. Any audit-related or other services required by an independent registered public accounting firm will be discussed with, and approved by, the Audit Committee as needed. The Audit Committee has determined that this practice is compatible with maintaining the principal accountant’s independence.

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Audit and Related Fees

The Company incurred the following fees for services performed by external auditors:

		% Pre-Approved		% Pre-Approved
		by Audit		by Audit
	2023	Committee	2022	Committee
Audit Fees	$511,875	95%	$373,065	100%
Audit Related Fees	-	-	-	-
Tax Fees	-	-	-	-
All Other Fees	29,400	5%	-	-
	$541,275		$373,065

Audit Fees. The “Audit Fees” are the aggregate fees of EisnerAmper (collectively, our “Auditors”) attributable to professional services rendered for the audit of our annual financial statements and for review of financial statements included in our quarterly reports on Form 10-Q or for services that are normally provided by our Auditors in connection with statutory and regulatory filings or engagements for that fiscal year. These fees include fees billed for professional services rendered by our Auditors for the review of registration statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Related Fees. Our Auditors did not bill us for any professional services rendered for assurance and related services by our Auditors that are reasonably related to the performance of the audit or review of our financial statements for the fiscal years ended December 31, 2023 and 2022.

Tax Fees. Our Auditors did not bill us for any professional services rendered for tax compliance, tax advice, or tax planning for the fiscal years ended December 31, 2023 and 2022.

All Other Fees. Our Auditors performed certain agreed upon procedures requested by a funding partner for the fiscal year ended December 31, 2023. For the fiscal year ended 2022, our Auditors did not perform any services or charge any fees other than the services described above.

EisnerAmper LLP Representatives at Annual Meeting

We expect that representatives of EisnerAmper will be present telephonically at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the Annual Meeting.

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DIRECTOR COMPENSATION

The following table provides information concerning compensation awarded to, earned by, or paid to our non-employee directors (which excludes Jeffrey R. Baxter, Nell Beattie, and Christopher McNulty during his time served on the Board), during the year ended December 31, 2023. Except as set forth in the table below, none of our directors received compensation during the fiscal year ended December 31, 2023 for services provided as a director except reimbursement of ordinary and reasonable expenses incurred in exercising their responsibilities and duties as a director.

Jeffrey R. Baxter serves as our President and Chief Executive Officer and Nell Beattie serves as our Chief Financial Officer and Head of Corporate Development. Prior to his resignation, effective as of April 10, 2023, Christopher McNulty served as our Chief Financial Officer and Head of Business Development and as a director of the Board. These individuals only received compensation for their services rendered for such positions and did not receive additional compensation for their services as directors in 2023.

All dollar amounts disclosed in this section are in U.S. Dollars. Applicable amounts in this section have been adjusted to reflect the Reverse Share Split.

Name of Director	Year	Fees Paid in Cash	Option Awards(1)		All Other Compensation	Total
Steven Gillis, Ph.D.(5)	2023	$103,750	$90,280	(2)		$194,028
Damian Braga (6)	2023	$45,000	$60,176	(3)		$105,176
Joanne Cordeiro(7)	2023	$67,500	$60,176	(3)		$127,676
Michel De Wilde, Ph.D.(8)	2023	$47,500	$60,176	(3)		$107,676
Blaine H. McKee, Ph.D.(9)	2023	$60,000	$60,176	(3)		$120,176
Vaughn Himes, Ph.D. (10)	2023	$33,750	$54,401	(4)		$88,151

(1)	The amounts reported represent the aggregate grant date fair value of the awards, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 — Compensation — Stock Compensation (“ASC 718”), with the exception that the amount shown assumes no forfeitures. Assumptions used in the calculation of these amounts are included in “Note 2. Significant Accounting Policies — Stock-Based Compensation” and “Note 13. Stockholders’ Equity and Additional Paid-In Capital” to our audited financial statements for the fiscal year ended December 31, 2023 included in the Annual Report.

(2)	Options to purchase 55,000 Common Shares were granted during the year ended December 31, 2023.

(3)	Options to purchase 36,666 Common Shares were granted during the year ended December 31, 2023.

(4)	Options to purchase 43,000 Common Shares were granted during the year ended December 31, 2023.

(5)	As of December 31, 2023, Dr. Gillis had outstanding options representing the right to purchase 58,757 Common Shares.

(6)	As of December 31, 2023, Mr. Braga had outstanding options representing the right to purchase 29,443 Common Shares.

(7)	As of December 31, 2023, Ms. Cordeiro had outstanding options representing the right to purchase 36,109 Common Shares

(8)	As of December 31, 2023, Dr. De Wilde had outstanding options representing the right to purchase 40,410 Common Shares.

(9)	As of December 31, 2023, Dr. McKee had outstanding options representing the right to purchase 39,443 Common Shares.

(10)	As of December 31, 2023, Dr. Himes had outstanding options representing the right to purchase 16,360 Common Shares.

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2023 Non-Employee Director Compensation Program

The compensation for the non-employee directors for the year ended December 31, 2023 is summarized below:

Annual Cash Compensation

Cash retainer
Position	amount

Chairperson of the Board	$75,000
Member of the Board (Non-Chairperson)	$40,000
Audit Committee – Chair	$20,000
Compensation Committee – Chair	$15,000
Nominating and Governance Committee – Chair	$10,000
Audit Committee – Member	$10,000
Compensation Committee – Member	$7,500
Nominating and Governance Committee – Member	$5,000

Equity Compensation

On January 26, 2023 and July 27, 2023, our Board authorized the grant of options to our non-employee directors, pursuant to the terms of the VBI Vaccines Inc. Incentive Plan (the “2016 Plan”) and subject to compliance with applicable federal, provincial, and state securities laws. See “Equity Compensation Plan Information— Stock Option Plans—2016 VBI Equity Incentive Plan” below.

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The following table shows all options granted to our non-employee directors in 2023:

Name	Shares Subject to Options	Grant Date	Exercise Price	Expiration	Value on Grant Date	Vesting
Steven Gillis	2,500	26-Jan-23	$17.25	26-Jan-33	$43,125	Monthly over 12 mos
Damian Braga	1,666	26-Jan-23	$17.25	26-Jan-33	$28,739	Monthly over 12 mos
Joanne Cordeiro	1,666	26-Jan-23	$17.25	26-Jan-33	$28,739	Monthly over 12 mos
Michel De Wilde	1,666	26-Jan-23	$17.25	26-Jan-33	$28,739	Monthly over 12 mos
Blaine H. McKee	1,666	26-Jan-23	$17.25	26-Jan-33	$28,739	Monthly over 12 mos
Vaughn Himes	8,000	27-Apr-23	$2.49	27-Apr-33	$19,920	Monthly over 36 mos
Steven Gillis	52,500	27-Jul-23	$1.30	27-Jul-33	$68,250	Monthly over 12 mos
Damian Braga	35,000	27-Jul-23	$1.30	27-Jul-33	$45,500	Monthly over 12 mos
Joanne Cordeiro	35,000	27-Jul-23	$1.30	27-Jul-33	$45,500	Monthly over 12 mos
Michel De Wilde	35,000	27-Jul-23	$1.30	27-Jul-33	$45,500	Monthly over 12 mos
Blaine H. McKee	35,000	27-Jul-23	$1.30	27-Jul-33	$45,500	Monthly over 12 mos
Vaughn Himes	35,000	27-Jul-23	$1.30	27-Jul-33	$45,500	Monthly over 12 mos

Consulting Agreements with Former Directors

None.

Commercial Advisory Agreement

Effective as of November 25, 2019, the Company and DAB Consulting Services LLC, a consulting firm fully owned and operated by Damian Braga, entered into a Commercial Advisory Agreement, pursuant to which Mr. Braga agreed to provide consulting services related to the commercialization of our prophylactic hepatitis B vaccine, including commercial input to regulatory process, strategic commercial and pre-launch planning, market access, sales and marketing. As part of the agreement, Mr. Braga’s hourly rate is $600.00 ($300.00 for travel time), and the Company reimburses Mr. Braga for reasonable pre-approved out-of-pocket expenses incurred in the performance of the service. The initial term of the agreement is for one year, which was renewed for the second, and third year, and may thereafter be renewed any number of times. The agreement can be terminated at any time for any reason by either party with 5 days’ prior written notice.

Scientific Advisory Boards Agreement

Effective as of April 19, 2018, the Company and MDW Consultant, LLC, a consulting firm fully-owned and operated by Michel De Wilde, entered into a Scientific Advisory Boards Agreement, pursuant to which Dr. De Wilde agreed to act as a senior scientific advisor, leading and participating in meetings of the Company’s clinical and scientific advisory boards which were established to advise on clinical development of vaccine candidates in three therapeutic areas: Hepatitis B, Cytomegalovirus, and immuno-oncology focusing on glioblastoma multiforme. Pursuant to the agreement, Dr. De Wilde is to act as a liaison between the three clinical and scientific advisory boards and the Board. As consideration, the Company agreed to pay an hourly rate of $650.00 ($325.00 for travel time). The initial term of the agreement is one year, with automatic renewal for a second year, and subsequent renewal upon the written agreement of the Company and Dr. De Wilde. This agreement may be terminated by either party for any reason at any time upon 5 days’ notice.

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Beattie Employment Agreement

In connection with Ms. Beattie’s appointment as Chief Financial Officer and Head of Corporate Development, VBI DE entered into an employment agreement with Ms. Beattie (the “Beattie Employment Agreement”) on April 3, 2023, effective as of April 10, 2023. Pursuant to the Beattie Employment Agreement, Ms. Beattie is entitled to an annual base salary of $370,000 and is eligible to be considered for an annual bonus in an amount up to 45% of her then applicable base salary, based upon the achievement of certain performance objectives established by the Board at its sole discretion.

For the year ended December 31, 2022, Ms. Beattie’s annual salary was $280,000 and her bonus earned was $50,400. In addition, she was granted a stock option to purchase up to 13,333 Common Shares on January 27, 2022; one quarter of the options vested and became exercisable on the anniversary date of the grant and the remaining options vest equally over 24 equal monthly installments beginning on the first monthly date following the one-year anniversary date of the grant, and expire 10 years from the grant date unless terminated sooner in accordance with the 2016 Plan or the option agreement.

For the year ended December 31, 2023, Ms. Beattie’s annual salary was $370,000.

VBI DE may terminate the Beattie Employment Agreement at any time with cause or without cause (as defined in the Beattie Employment Agreement). If the Company terminates Ms. Beattie’s employment without cause, if the termination is during the period when negotiations start with an unrelated third party for a change of control and ends on the twelve month anniversary of the closing of the change of control transaction, or the termination is by Ms. Beattie for good reason (as defined in the Beattie Employment Agreement), Ms. Beattie will be entitled to receive a lump sum payment equal to six (6) months of base salary in effect on the date of termination plus an additional one month’s payment of base salary for each full year served by Ms. Beattie pursuant to the Beattie Employment Agreement, less all applicable U.S. withholding and employment taxes and other deductions (the “Severance”), subject to a general release of claims. If the Company terminates Ms. Beattie’s employment with cause or because of Ms. Beattie’s death or disability, Ms. Beattie will not be entitled to the Severance. The Beattie Employment Agreement also contains certain noncompetition, non-solicitation, confidentiality, and assignment of work product requirements for Ms. Beattie.

On January 26, 2023, our Board granted Ms. Beattie options to purchase up to 2,500 Common Shares pursuant to the 2016 Plan, at an exercise price per share equal to $17.25, which are governed by that certain option agreement, dated January 26, 2023. One quarter of the options vest and become exercisable on the one-year anniversary date of the grant and the remaining options vest equally over 24 equal monthly installments beginning on the first monthly date following the one-year anniversary date of the grant, and expire 10 years from the grant date unless terminated sooner in accordance with the 2016 Plan or the option agreement.

On July 27, 2023, our Board granted Ms. Beattie options to purchase up to 52,500 Common Shares, at an exercise price per share equal to $1.30, which are governed by that certain option agreement, dated July 27, 2023. One quarter of the options vest and become exercisable on the one-year anniversary date of the grant and the remaining options vest equally over 24 equal monthly installments beginning on the first monthly date following the one-year anniversary date of the grant, and expire 10 years from the grant date unless terminated sooner in accordance with the 2016 Plan or the option agreement.

Continuing Education of Directors

We are committed to supporting the continuing education of our directors on relevant matters. The Nominating and Governance Committee of the Board will decide on a case-by-case basis the appropriate level and frequency of support to provide. Regular briefings regarding issues affecting the company are included as part of the discussion at monthly Board meetings. Additional educational opportunities (e.g., conferences, educational seminars, or industry events) are assessed if and when they are brought to the Nominating and Governance Committee by directors.

Directors’ and Officers’ Liability Insurance

We currently have directors’ and officers’ liability insurance insuring our directors and officers against liability for acts or omissions in their capacities as directors or officers, subject to certain exclusions. Such insurance also insures us against losses which we may incur in indemnifying our officers and directors. In addition, we have entered into indemnification agreements with key officers and directors and such persons shall also have indemnification rights under applicable laws, and our Articles.

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EXECUTIVE OFFICERS

The following table sets forth the names and ages of all of our executive officers as of April 26, 2024. Our executive officers are appointed by, and serve at the pleasure of, the Board.

Name	Age	Position
Jeffrey R. Baxter, FCMA	62	President and Chief Executive Officer, Director
David E. Anderson, Ph.D.	54	Chief Scientific Officer
Francisco Diaz-Mitoma, M.D., Ph.D.	69	Chief Medical Officer
Nell Beattie	36	Chief Financial Officer and Head of Corporate Development, Director
John Dillman	56	Chief Commercial Officer
Avi Mazaltov	62	Global Head of Manufacturing and SciVac General Manager

Biographical information with respect to our executive officers is provided below. There are no family relationships among any of our directors, executive officers or persons nominated to become a director.

Jeffrey R. Baxter, FCMA – President, Chief Executive Officer, and Director

Mr. Baxter’s biography is included in the discussion of Proposal 1 above.

David E. Anderson, Ph.D. – Chief Scientific Officer

Dr. Anderson has served as our Chief Scientific Officer since May 6, 2016, and as VBI DE’s Chief Scientific Officer since August 2015 and as VBI US’s Vice President of Immunology/Research since joining VBI US full time in 2009 from Harvard Medical School, where he held a position as Assistant Professor. Dr. Anderson is an immunologist with expertise in the areas of vaccine development, autoimmunity and tumor immunology. As a co-founder of Variation Biotechnologies Inc., a Canadian company and a wholly-owned subsidiary of VBI US (“VBI Cda”), Dr. Anderson is an inventor on many of VBI’s patents and actively manages VBI’s research operation. Dr. Anderson holds a Ph.D. from Harvard University and a B.S. from the University of California, Davis.

Francisco Diaz-Mitoma, M.D. Ph.D. F.R.C.P.C. – Chief Medical Officer

Dr. Diaz-Mitoma has served as our Chief Medical Officer since February 2016 through his medical professional services corporation. He is a board-certified medical microbiologist and medical scientist who most recently served as a professor of the Northern Ontario School of Medicine (“NOSM”). While in this position, Dr. Diaz-Mitoma was Vice President of Research at Health Sciences North and founder of the Advanced Medical Research Institute of Canada (“AMRIC”) and served as its Chief Executive Officer, Chief Scientist, and board secretary from June 2011 to November 2015. AMRIC (now known as Health Sciences North Research Institute) is focused on translational medical and vaccine development research. From June 2011 to November 2015, he was also a board member of the Northern Ontario Cancer Foundation. Prior to joining the faculty at the NOSM, Dr. Diaz-Mitoma was a professor of Pediatrics, Pathology, Laboratory Medicine, and Microbiology at the University of Ottawa. While in this position, he founded the Vaccine and Infectious Disease Centre at the Children’s Hospital of Eastern Ontario (“CHEO”), a pediatric health and research center. Dr. Diaz-Mitoma received his medical degree from the University of Guadalajara, completed fellowship training in Infectious Diseases at the University of Manitoba, and earned a Ph.D. in Virology from the University of Alberta. Dr. Diaz-Mitoma has also served as a director of Bowhead Health, Inc., a medical device and medical data management Canadian company since January 2016. Since February 2022 Dr. Diaz-Mitoma became a member of board of directors at the Vaccine and Infectious Disease Organization (VIDO). VIDO is a not-for-profit organization, a global leader in one health solutions for major threats of infectious origin.

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Nell Beattie – Chief Financial Officer and Head of Corporate Development, Director

Ms. Beattie’s biography is included in the discussion of Proposal 1 above.

John Dillman – Chief Commercial Officer

Mr. Dillman has served as our Chief Commercial Officer since July 2022, after spending two years as VBI’s Commercial Lead at Syneos Health, VBI’s partner for the U.S. commercialization. Prior to Syneos, Mr. Dillman spent nearly two decades in commercial sales and marketing leadership roles at Sanofi Pasteur, the human vaccines business of the Sanofi Group. His most recent role was Vice President of Sales, from June 2017 to March 2020, where he was responsible for the direction and oversight of the sales force, marketing and sales training, and telesales organization. While at Sanofi Pasteur, Mr. Dillman was also responsible for all segment, consumer, and digital marketing activities as Vice President, Customer Marketing from July 2015 to July 2017, and spent three years, from July 2009 to August 2012, as the General Manager of VaxServe, a Sanofi Pasteur company and a leading specialty distributor of vaccines. Mr. Dillman holds a Bachelor of Business Administration degree from Bridgewater State University, and an M.B.A. with a focus in marketing from West Virginia University.

Avi Mazaltov – Global Head of Manufacturing and SciVac General Manager

Mr. Mazaltov has served as our Global Head of Manufacturing since May 2017. Mr. Mazaltov is an operations executive with broad experience across industries in defining, managing, and optimizing manufacturing and supply chain activities. Mr. Mazaltov joined VBI in 2017 from Omrix Biopharmaceuticals (a Johnson & Johnson company). At Omrix, Mr. Mazaltov was responsible for biosurgery operations in Israel and was a member of the biosurgery leadership team. Prior to joining Omrix, Mr. Mazaltov led the operations and infrastructures division of Alvarion Technologies. Prior to Alvarion, Mr. Mazaltov held various high-ranking operational roles at Teva Pharmaceuticals, including Director, Global Manufacturing and Plant Manager, Kfar Saba, where he managed a production facility with 1,000+ employees. Mr. Mazaltov holds a B.Sc. in Industrial Engineering from Ben Gurion University of the Negev, Israel.

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EXECUTIVE COMPENSATION

All dollar amounts disclosed in this section are in U.S. Dollars. Applicable amounts in this section have been adjusted to reflect the Reverse Share Split.

Compensation Philosophy and Process

The goals of our compensation program are to attract, motivate, and retain individuals with the skills and experience necessary to support and develop our business within the framework of our size and available resources. We have designed our compensation program to achieve two main objectives: (1) to attract and retain a highly skill team, and (2) to align the interests of executive officers with those of our stakeholders, including patients and shareholders, by rewarding short-term and long-term performance.

Aligned to these objectives, VBI’s compensation program, as it related to executive officers, adheres to the following guidelines that set the foundation for compensation decision.

●	Provide a competitive total compensation package, within the framework of our size and available resources, that enables VBI to attract and retain highly qualified employees, at all levels;
●	Align compensation components with VBI’s annual goals and long-term business strategy and objectives;
●	Encourage and reward achievement of key strategic, scientific, and financial performance measures by linking short-term and long-term cash and equity incentives to the achievement of corporate performance goals;
●	Align executive officer incentives to the creation of shareholder value.

Based on this philosophy, our performance-driven compensation program has four primary components:

●	Base salary: Designed to compensate for day-to-day services rendered to the company, and to recognize the experience, skills, roles, and responsibilities required of each executive officer.
●	Annual cash bonus: Designed to reward executive officers for achievement against corporate goals.
●	Spot recognition award: Designed to reward executive officers for exceptional achievement against specific team or individual goals, which are critical to enable the achievement of corporate goals.
●	Equity grant: Designed to incentivize action and decisions that support the creation of shareholder value, while also supporting executive officer retention goals.

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VBI believes that the base salary, annual cash bonus, and spot recognition awards provide short-term incentives for success in operations, while the equity grants provide executive officers with longer-term incentives aligned to the growth and success of VBI as well as value creation for shareholders.

While it does not have any formal policies for allocating compensation among these components, our Compensation Committee reviews relevant competitive market data and uses its judgement to determine the appropriate level and mix of compensation for executive officers on an annual basis.

Our compensation program includes a number of best practices, including:

●	Linking executive officer compensation to our short-term and long-term performance
●	Equity ownership and transaction guidelines for executive officers
●	Annual salary increases based on merit
●	Annual review of group of peer companies to ensure accurate, relevant, and competitive benchmarking of executive officer compensation
●	No guaranteed salary increases or bonuses, at any level
●	No incentives that would reward excessive risk-taking
●	No repricing of underwater stock options or changing of vesting schedules

Pay-for-Performance

VBI’s compensation process is structured as a means to communicate and align our corporate objectives and standards of conduct, as well as a means to reward executive officers for their achievements against these goals. We believe our compensation program is competitive, for a company of our size and resources, and appropriately balances the goals of attractive, motivating, rewarding, and retaining our executive officers.

To ensure the interests of our executive officers are aligned with those of our shareholders and to strongly incentivize annual performance, a significant portion of their annual direct compensation target is “at-risk” and will vary, above or below the target, based on annual performance.

The specific compensation mix for VBI’s executive officers will vary year-to-year based on the pool of equity grants available to issue. As a result of this limitation, we recognize that our short-term incentives (primarily salary and bonus) may, from time to time, make up a larger portion of the total annual compensation for executive officers than the market average compensation mix. This does not, however, mean that the salaries and bonuses are higher than the market average salaries and bonuses for executive officers of our peers.

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Compensation Policies and Practices

We work to maintain reasonable compensation practices and policies, including compensation-related corporate governance standards. These practices and policies include:

●	Independence of Compensation Committee: The Compensation Committee is comprised of three independent Directors.
●	Annual Compensation Review: Each year, the Compensation Committee receives a comprehensive review of the compensation of all VBI’s Officers. VBI’s CEO presents a proposal for executive officer compensation, minus his/her own, and the Compensation Committee proposes to the Board the compensation adjustment for the CEO.
●	Risk Analysis: We strive to structure our executive compensation program to minimize the likelihood of inappropriate risk-taking by our executive officers.
●	Compensation At-Risk: Our compensation program for Executive Officers is designed such that a significant portion of compensation is “at-risk” based on Company performance. None of our employment agreements, at any level, include guarantees for salary, bonus, or equity awards.
●	No Special Retirement Benefits: We do not provide special pension arrangement or post-retirement health coverage for any executive officers. Our executive officers are, however, able to participate in our defined retirement savings plans, which facilitates company matching.
●	Policy Against Hedging and Speculative Trading: Our insider trading policy prohibits our employees, at any level, from engaging in “hedging” or other inherently speculative transactions with respect to our securities or borrowing against our securities.
●	Black-Out Periods: Our employees are subject to periodic black-out periods during which they are prohibited from transacting securities of the company. Additionally, Executive Officers are often subject to longer, more restrictive black-out periods given their frequent exposure to material non-public information.
●	10b5-1 Policies: For executive officers of the company, VBI has provided the ability to set up a 10b5-1 plan through a designated provider. While employed by the Company, VBI Officers are only able to transact securities of the company through a 10b5-1 plan.

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●	No Special Perquisites: Consistent with other high growth biotechnology companies of our size and resources, we generally do not provide perquisites or other personal benefits to our Executive Officers other than those we provide to our employees generally. From time to time, we have provided relocation support to our executive officers and other employees in order to attract talent.
●	No Special or Tiered Benefits Package: VBI provides the same company-sponsored benefits package to all employees, recognizing, however, that there might be local variations based no different office or facility geographic regulations. There are no special, premium, or preferred benefits granted to executive officers of the Company.
●	Compensation Recovery (“Clawback”) Policy: Executive officers who engage in misconduct (including embezzlement, fraud, willful misconduct, or breach of fiduciary duty) resulting in a financial restatement shall be required, upon determination of our Board, to repay the Company any excess proceeds from compensation earned during the covered period prior to such financial restatement.

Compensation Roles and Responsibilities

Role of Management

Our Compensation Committee solicits and reviews the recommendation and proposal from our CEO regarding the compensation for non-CEO executive officers – including annual salary increases, annual cash bonus, change in responsibilities, and equity grants.

Role of Compensation Committee

Our Compensation Committee is responsible for the review and establishment of our policy and determines the framework for compensation for our executive officers. Our Compensation Committee will determine the remuneration of executive officers (except the CEO) and will put forth a recommendation to the Board for approval of the CEO compensation package.

Our Compensation Committee draws on a number of resources to determine the compensation for our executive officers, including input from the CEO (for non-CEO Officers), peer and industry benchmarking data, and compensation consultants, however, ultimate decision-making authority rests with the Compensation Committee. The Compensation Committee relies on the judgment of its members in making compensation decisions, after reviewing the performance of the Company and evaluating an executive officer’s performance during the year against established goals, operational performance, and responsibilities.

Role of the Board of Directors

The Board is ultimately responsible for the approval of:

●	The pre-determined annual corporate objectives and assessment of achievement against these goals at year-end;
●	Remuneration to VBI’s CEO, based on the recommendation from the Compensation Committee;
●	Any equity grants awarded to any employee at any time during the year; and
●	The peer group against which executive officer compensation is benchmarked annually.

Competitive Positioning

To best enable reasonable benchmarking, a set of companies considered to be VBI’s “peers” are agreed upon each year by the Compensation Committee. The Compensation Committee uses this peer set to review benchmarking for certain executive officer positions, including VBI’s Named Executive Officers. Consideration is made for experience, position, functional role, level of responsibility, and uniqueness of applicable skill. While this analysis is helpful in determining market-competitive compensation for executive officers, it is only one factor in determining our compensation.

The companies included in VBI’s compensation peer group are selected based on their similarity to VBI across a number of characteristics, including:

●	Sector: Highly competitive and dynamic biotechnology industry, with an emphasis on those with vaccine and cancer immunotherapeutic pipelines
●	Stage of Development: Focus on pre-commercial or early commercial-stage companies
●	Market Capitalization: For the year ended December 2022, between approximately $100 million to $2 billion
●	Headcount: Generally, between 50 to 1,000 employees
●	Geography: U.S.-based companies with a focus on those located in biotechnology “hub” locations

We believe the number of companies included in this peer group should be approximately 15-20 companies to best reflect an accurate compensation range for executive officers. The Compensation Committee used data gathered from public filings of our peer group and data from the Radford Global Compensation Database to establish market benchmarks for our Executive Officers. Given our goal of attracting, retaining, motivating, and rewarding a highly skilled team, and the size and resources available to VBI, we aim to deliver a total compensation package that is around the median compensation of our peer group.

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The peer set is updated and reviewed by the Compensation Committee and put forth to the Board for approval annually, taking into account changes in both our business and growth as well as the business and growth of our peers. The list of the peer group used to benchmark 2022 compensation and set 2023 compensation was:

2022/2023 Peer Group
Agenus Inc.	Homology Medicines, Inc.
Akebia Therapeutics, Inc.	Icosavax, Inc.
Adaptimmune Therapeutics plc.	Inovio Pharmaceuticals, Inc.
Assembly Biosciences, Inc.	Jounce Therapeutics, Inc.
Axcella Health Inc.	Karyopharm Therapeutics Inc.
C4 Therapeutics, Inc.	Novavax, Inc.
Chimerix, Inc.	Precision BioSciences, Inc.
Dynavax Technologies Corporation	Rigel Pharmaceuticals, Inc.
Emergent BioSolutions Inc.	Sangamo Therapeutics, Inc.
Gritstone bio, Inc.	Vaxart Inc.
Heron Therapeutics, Inc.	Vaxxinity, Inc.

Say-on-Pay

The proposal commonly known as the “say-on-pay” proposal is required under Section 14A of the Exchange Act and gives our shareholders the opportunity to express their views on the compensation of the Company’s Named Executive Officers. Our policies and programs for compensating our Named Executive Officers are designed to attract, retain, motivate, and reward top-quality personnel capable of driving our success.

At our Annual General Meeting of Shareholders held on June 23, 2023, an advisory vote on the compensation of our Named Executive Officers was presented to shareholders and supported by 89.31% of shareholder votes cast. Additionally, at the 2023 Annual Meeting of Shareholders, our shareholders expressed their preference for an advisory vote on the compensation of our Named Executive Officers to be conducted every three years and on July 27, 2023, our Board considered the outcome of this advisory vote and determined that future advisory votes on executive compensation will be conducted every three years.

An advisory vote on the compensation of our Named Executive Officers will next be proposed for shareholder approval at the 2026 Annual Meeting of Shareholders. Our Board will re-evaluate the frequency of Say-on-Pay Votes, which next such advisory vote will be at the 2029 Annual General Meeting of Shareholders, unless presented earlier.

The Compensation Committee has considered and will continue to consider the outcome of such advisory votes on executive compensation when making future decisions on the remuneration of our Named Executive Officers.

Compensation Program

The components of our Compensation Program consist of base salary, an annual cash bonus, spot recognition bonuses, and long-term incentive compensation delivered as equity grants (most commonly in the form of options to purchase Common Shares).

Annual Base Salary

Initial base salaries of all employees are established through negotiation at the time of hire, taking into account position, qualifications, experience, internal alignment of peer compensation levels, and external benchmarking data for similar positions (if available). Thereafter, base salaries are reviewed at least annually. As part of this process, annual salary reviews take into consideration substantial changes in job seniority and responsibilities, peer group benchmarking data, and relative cost of living in the application locations. Annual adjustments to base salaries are effective as of January 1 each year, with off-cycle adjustments made only under special circumstances, such as promotions, changes in responsibilities, and for retention purposes.

Annual Cash Bonus Plan

The annual cash bonus plan is a short-term (12 months) discretionary cash-based incentive program that rewards performance and goals achieved during the performance year. The amount of bonus received against the target is based on the extent to which we achieve the pre-approved annual corporate objectives, a metric that is set and approved by the Compensation Committee and ultimately the Board. While the Board and the Compensation Committee will assess each NEO’s individual contribution towards achievement of our corporate goals, they do not typically establish individual goals and objectives for our NEOs. Based on corporate performance, Officers may receive a bonus that is below or above their target.

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Equity Grant Awards

Our equity grants are an important part of the incentive to achieve long-term corporate objectives that create shareholder value. Annual equity grants, which are not guaranteed, occur as part of the year-end compensation review process. With very rare exceptions, equity grants will only occur at hire or during the annual review process.

The 2016 VBI Vaccines Equity Incentive Plan (filed with the SEC on March 20, 2017) formalizes and governs the process for granting equity-based awards to our NEOs. All equity grants are approved by the Board.

Additional Non-Performance Driven Benefits

VBI also provides a competitive benefits package that, while not considered to be part of the formal compensation package, is considered as part of the total offering for employees. Benefit offerings are not tied to performance but are used to achieve and maintain employee wellness, satisfaction, and retention.

These benefits are provided to all employees, though certain regional differences may occur based on local regulations and offerings at each of our sites and facilities. Additionally, certain benefits may change year to year based on carrier requirements and business needs.

These benefits are competitive, but are not tiered or changed based on seniority level within VBI and include:

●	Medical benefits with a healthcare spending account
●	Dental benefits
●	Vision benefits
●	Life Insurance
●	Retirement plans with company matching
●	Short-term and long-term disability
●	Parental leave
●	Sponsorship of approved educational or professional opportunities that further an employee’s knowledge or skill needed to excel in their role or advance in their career at VBI

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Summary Compensation Table for 2023 and 2022

The following summary compensation table and narrative disclosure sets forth information regarding all compensation awarded to, earned by, or paid to our Named Executive Officers, which consist of (a) any persons who served as our principal executive officer during any part of 2023; (b) each of our two most highly compensated executive officers other than our principal executive officer who served as executive officers at the end of 2023; and (c) up to two additional individuals for whom disclosure would have been provided under clause (b) but for the fact that the person was not serving as an executive officer at the end of the fiscal year ended December 31, 2023.

Name and principal position	Year	Salary		Bonus (1)		Option awards (2)	All other compensation		Total
Jeffrey R. Baxter	2023	$697,928		$-		$121,736	$73,883	(4)	$893,546
President, Chief Executive Officer	2022	$677,600		$162,624		$922,377	$67,835 (3)		$1,830,436

Francisco Diaz-Mitoma	2023	$457,916	(5)	$-		$91,305	$-		$549,221
Chief Medical Officer	2022	$461,455	(5)	$83,062	(5)	$461,188	$-		$1,005,705

David E. Anderson	2023	$458,350		$-		$91,305	$14,900	(6)	$564,555
Chief Scientific Officer	2022	$445,000		$80,100		$461,188	$9,150	(7)	$995,438

(1)	Bonus amounts reflect the cash bonus paid in 2024 and 2023 for achievement of 2023 and 2022 corporate objectives and goals, respectively.

(2)	The amounts reported represent the aggregate grant date fair value of the awards, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 — Compensation — Stock Compensation (“ASC 718”), with the exception that the amount shown assumes no forfeitures. Assumptions used in the calculation of these amounts are included in “Note 2. Significant Accounting Policies — Stock-Based Compensation” and “Note 13. Stockholders’ Equity and Additional Paid-In Capital” to our audited financial statements for the fiscal year ended December 31, 2023 included in the Annual Report.

(3)	This amount relates to the following: 1) $58,685 associated with an apartment in Cambridge, Massachusetts for Mr. Baxter from January to December 2022; and 2) contribution in the amount of $9,150 made by the Company to the 401(k) plan for allocation to Mr. Baxter.

(4)	This amount relates to the following: 1) $63,983 associated with an apartment in Cambridge, Massachusetts for Mr. Baxter from January to December 2023; and 2) contribution in the amount of $9,900 made by the Company to the 401(k) plan for allocation to Mr. Baxter.

(5)	Salary and bonus were received in CAD$ and have been converted into U.S. Dollars using the average exchange rate for the applicable period. The average exchange rate for the twelve-month period ended December 31, 2023 and 2022 were CAD$ 1.35 and CAD$ 1.30 per U.S. Dollar, respectively.

(6)	This amount relates to the following: 1) contribution in the amount of $9,900 made by the Company to the 401(k) plan for allocation to Dr. Anderson; and 2) contribution of $5,000 made by the Company to a health spending account for Dr. Anderson.

(7)	This amount relates to a contribution in the amount of $9,150 made by the Company to the 401(k) plan for allocation to Dr. Anderson.

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Effective January 1, 2015, our wholly owned subsidiary, VBI DE adopted a 401(k)-profit sharing plan (the “401(k) Plan”), which covers its eligible employees, including our U.S-located Named Executive Officers. The 401(k) Plan allows participants to defer a portion of their annual compensation, subject to certain limitations imposed by the Internal Revenue Code of 1986, as amended. The employees’ elective deferrals are immediately vested and nonforfeitable upon contribution to the 401(k) Plan. The Company may elect to match a participant’s contributions, subject to certain other limits, at its discretion. The Company’s matching contributions are immediately vested.

Employment Contracts, Termination of Employment, and Change-in-Control Arrangements

Jeffrey R. Baxter, FCMA

Mr. Baxter serves as our President and Chief Executive Officer pursuant to an employment agreement dated May 8, 2014. Mr. Baxter received an annual salary in the amount of $697,928 and $677,600 for 2023 and 2022, respectively. Mr. Baxter’s annual salary for 2024 is $697,928. Mr. Baxter may be eligible for options or other equity instruments to purchase or otherwise acquire Common Shares in the Board’s discretion. Mr. Baxter was eligible to be considered for an annual cash bonus of up to 50% of his then applicable base salary based on his meeting certain performance objectives until June 30, 2020. Effective July 1, 2020, Mr. Baxter is eligible to be considered for an annual cash bonus of up to 60% of his then applicable base salary based on his meeting certain performance objectives. If he is dismissed from employment by the Company for any reason other than “cause,” the Company is obligated to pay him severance compensation equal to six months base salary (at the rate in effect on the date of termination) plus one-month base salary for every full year of service by Mr. Baxter post-PLCC Merger, as defined below. Any outstanding options shall accelerate fully if he is terminated without cause, is terminated during the period that begins when negotiations with an unrelated third party for a Change of Control (as defined in the employment agreement) begin and ends on the 12-month anniversary of the closing of the Change of Control transaction, or terminates his employment for Good Reason (as defined in the employment agreement). Mr. Baxter’s employment with the Company may be terminated at any time by the Company with Cause or without Cause (as defined in the employment agreement).

For purposes of this Proxy Statement, “PLCC Merger” means the merger completed on July 25, 2014 by VBI US with VBI Acquisition Corp. (“Merger Sub”), a Delaware corporation and wholly-owned subsidiary of VBI DE, whereby Merger Sub merged with and into VBI US, with VBI US continuing as the surviving corporation. As a result of the PLCC Merger, VBI US was acquired by, and became a wholly-owned subsidiary of VBI DE and VBI DE changed its name to VBI Vaccines Inc. and then subsequently changed its name to VBI Vaccines (Delaware) Inc. on July 19, 2016.

On January 27, 2022, our Board granted Mr. Baxter options to buy 26,666 Common Shares pursuant to the 2016 Plan, at an exercise price per share equal to $45.90, which are governed by that certain option agreement, dated January 27, 2022. One quarter of the options vest and become exercisable on the one-year anniversary date of the grant and the remaining options vest equally over 24 equal monthly installments beginning on the first monthly date following the one-year anniversary date of the grant, and expire 10 years from the grant date unless terminated sooner in accordance with the 2016 Plan or the option agreement.

On January 26, 2023, our Board granted Mr. Baxter options to buy 3,333 Common Shares pursuant to the 2016 Plan, at an exercise price per share equal to $17.25, which are governed by that certain option agreement, dated January 26, 2023. One quarter of the options vest and become exercisable on the one-year anniversary date of the grant and the remaining options vest equally over 24 equal monthly installments beginning on the first monthly date following the one-year anniversary date of the grant, and expire 10 years from the grant date unless terminated sooner in accordance with the 2016 Plan or the option agreement.

On July 27, 2023, our Board granted Mr. Baxter options to buy 70,000 Common Shares pursuant to the 2016 Plan, at an exercise price per share equal to $1.30, which are governed by that certain option agreement, dated July 27, 2023. One quarter of the options vest and become exercisable on the one-year anniversary date of the grant and the remaining options vest equally over 24 equal monthly installments beginning on the first monthly date following the one-year anniversary date of the grant, and expire 10 years from the grant date unless terminated sooner in accordance with the 2016 Plan or the option agreement.

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Francisco Diaz-Mitoma, M.D., Ph.D.

Dr. Diaz-Mitoma serves as our Chief Medical Officer. His employment is governed by a consulting agreement between VBI Cda and F. Diaz-Mitoma Professional Corporation, dated July 1, 2016, as amended from time to time, and at least annually (the “Consulting Agreement”). Either VBI Cda or F. Diaz-Mitoma Professional Corporation may terminate the Consulting Agreement at any time upon 5 days’ prior written notice for any reason, and immediately upon certain breach that remains uncured for a set period of time after receipt of notice of such breach.

Effective January 1, 2021, VBI Canada amended the Consulting Agreement (the “Sixth Amendment”). Pursuant to the Sixth Amendment, (i) the term of the Consulting Agreement was extended until December 31, 2021, constituting an additional one-year term; (ii) the cash consulting fee was increased from CAD $43,350 per month to CAD $46,000 per month; and (iii) VBI Cda agreed to pay a performance-based bonus for 2020 services equal to CAD $265,500.

In addition, VBI Cda agreed to cause the Company to issue Dr. Diaz-Mitoma, as the designee of his professional corporation, pursuant to the 2016 Plan, 16,666 options to purchase Common Shares, subject to the terms and conditions of the applicable option agreement. The options were granted on January 31, 2021, at an exercise price per share equal to $94.20, which are governed by that certain option agreement, dated January 27, 2021. One quarter of the options vest and become exercisable on the one-year anniversary date of the grant and the remaining options vest equally over 24 equal monthly installments beginning on the first monthly date following the one-year anniversary date of the grant, and expire 10 years from the grant date unless terminated sooner in accordance with the 2016 Plan or the option agreement.

VBI further amended the Consulting Agreement, effective December 16, 2021 (the “Seventh Amendment”), pursuant to which VBI Cda agreed to pay an exceptional performance-based bonus of CAD $50,000 to Dr. Diaz-Mitoma, tied to the successful approval of PreHevbrio [Hepatitis B Vaccine (Recombinant)], the Company’s 3-antigen hepatitis B vaccine, by the U.S. Food and Drug Administration (“FDA”).

In January 2022, VBI Cda amended the Consulting Agreement, effective January 1, 2022 (the “Eighth Amendment”). Pursuant to the Eighth Amendment, (i) the term of the Consulting Agreement was extended until December 31, 2022, constituting an additional one-year term; (ii) the cash consulting fee was increased from CAD $46,000 per month to CAD $50,000 per month; and (iii) VBI Cda agreed to pay a performance-based bonus for 2021 services equal to CAD $223,560. In addition, VBI Cda agreed to cause the Company to issue Dr. Diaz-Mitoma, as the designee of his professional corporation, pursuant to the 2016 Plan, 13,333 options to purchase Common Shares, subject to the terms and conditions of the applicable option agreement. The options were granted on January 27, 2022, at an exercise price per share equal to $45.90, which are governed by that certain option agreement, dated January 27, 2022. One quarter of the options vest and become exercisable on the one-year anniversary date of the grant and the remaining options vest equally over 24 equal monthly installments beginning on the first monthly date following the one-year anniversary date of the grant, and expire 10 years from the grant date unless terminated sooner in accordance with the 2016 Plan or the option agreement.

In January 2023, VBI Cda further amended the Consulting Agreement, effective January 1, 2023 (the “Ninth Amendment”). Pursuant to the Ninth Amendment (i) the term of the Consulting Agreement was extended to December 31, 2023, constituting an additional one-year term; (ii) the cash consulting fee was increased from CAD $50,000 per month to CAD $51,500 per month; and (iii) VBI Cda agreed to pay a performance-based bonus for 2022 services equal to CAD $108,000. In addition, VBI Cda agreed to cause the Company to issue to Dr. Diaz-Mitoma, as the designee of his professional corporation, pursuant to the 2016 Plan, 2,500 options to purchase Common Shares, subject to the terms and conditions of the applicable option agreement. The options were granted on January 26, 2023, at an exercise price per share equal to $17.25, which are governed by that certain option agreement, dated January 26, 2023. One quarter of the options vest and become exercisable on the one-year anniversary date of the grant and the remaining options vest equally over 24 equal monthly installments beginning on the first monthly date following the one-year anniversary date of the grant, and expire 10 years from the grant date unless terminated sooner in accordance with the 2016 Plan or the option agreement.

On July 27, 2023, VBI Cda agreed to cause the Company to issue to Dr. Diaz-Mitoma, as the designee of his professional corporation, pursuant to the 2016 Plan, 52,500 options to purchase Common Shares, subject to the terms and conditions of the applicable option agreement. The options were granted on July 27, 2023, at an exercise price per share equal to $1.30, which are governed by that certain option agreement, dated July 27, 2023. One quarter of the options vest and become exercisable on the one-year anniversary date of the grant and the remaining options vest equally over 24 equal monthly installments beginning on the first monthly date following the one-year anniversary date of the grant, and expire 10 years from the grant date unless terminated sooner in accordance with the 2016 Plan or the option agreement.

In January 2024, VBI Cda further amended the Consulting Agreement, effective as of January 1, 2024 (the “Tenth Amendment”). Pursuant to the Tenth Amendment (i) the term of the Consulting Agreement was extended to December 31, 2024, constituting an additional one-year term; and (ii) the cash consulting fee remained the same as provided in the Ninth Amendment, at CAD $51,500 per month.

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David E. Anderson, Ph.D.

Dr. Anderson serves as our Chief Scientific Officer pursuant to a revised employment agreement dated May 8, 2014. Pursuant to this agreement, Dr. Anderson received an annual salary in the amount of $458,350 and $445,000 for 2023 and 2022, respectively. Dr. Anderson’s annual salary for 2024 is $458,350. Dr. Anderson may be eligible for options or other equity instruments to purchase or otherwise acquire Common Shares in the Board’s discretion. Dr. Anderson was eligible to be considered for an annual cash bonus of up to 35% of his then applicable base salary based on his meeting certain performance objectives until June 30, 2020. Effective July 1, 2020, Mr. Anderson is eligible to be considered for an annual cash bonus of up to 45% of his then applicable base salary based on his meeting certain performance objectives. If he is dismissed from employment by the Company for any reason other than “cause,” the Company is obligated to pay him severance compensation equal to six months base salary (at the rate in effect on the date of termination) plus one-month base salary for every full year of service by Dr Anderson.

Anderson post-PLCC Merger. Any outstanding options shall accelerate fully if he is terminated without cause, is terminated during the period that begins when negotiations with an unrelated third party for a Change of Control (as defined in the employment agreement) begin and ends on the 12-month anniversary of the closing of the Change of Control transaction, or terminates his employment for Good Reason (as defined in the employment agreement). Dr. Anderson’s employment with the Company may be terminated at any time by the Company with Cause or without Cause (as defined in the employment agreement).

On January 27, 2022, our Board granted Dr. Anderson options to buy 13,333 Common Shares pursuant to the 2016 Plan, at an exercise price per share equal to $45.90, which are governed by that certain option agreement, dated January 27, 2022. One quarter of the options vest and become exercisable on the one-year anniversary date of the grant and the remaining options vest equally over 24 equal monthly installments beginning on the first monthly date following the one-year anniversary date of the grant, and expire 10 years from the grant date unless terminated sooner in accordance with the 2016 Plan or the option agreement.

On January 26, 2023, our Board granted Dr. Anderson options to buy 2,500 Common Shares pursuant to the 2016 Plan, at an exercise price per share equal to $17.25, which are governed by that certain option agreement, dated January 26, 2023. One quarter of the options vest and become exercisable on the one-year anniversary date of the grant and the remaining options vest equally over 24 equal monthly installments beginning on the first monthly date following the one-year anniversary date of the grant, and expire 10 years from the grant date unless terminated sooner in accordance with the 2016 Plan or the option agreement.

On July 27, 2023, our Board granted Dr. Anderson options to buy 52,500 Common Shares pursuant to the 2016 Plan, at an exercise price per share equal to $1.30, which are governed by that certain option agreement, dated July 27, 2023. One quarter of the options vest and become exercisable on the one-year anniversary date of the grant and the remaining options vest equally over 24 equal monthly installments beginning on the first monthly date following the one-year anniversary date of the grant, and expire 10 years from the grant date unless terminated sooner in accordance with the 2016 Plan or the option agreement.

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Potential Payment Upon Termination

If Mr. Baxter or Dr. Anderson are terminated without cause, the termination is a change of control termination, or the termination is by such officer for good reason, then such officer shall be entitled to payments of their respective base salary and properly documented expense reimbursement that had accrued but had not been paid prior to the date of such termination, payments for any accrued but unused vacation time, and payments of severance. Severance payment is a lump sum payment equal to six months of base salary (at the rate in effect on the date of termination) plus an additional one month’s payment of base salary for each full year served by such officer since July 25, 2014. The obligation of the Company to make severance payments is subject to the officer signing a general release of claims as set out in the agreement, and the officer’s compliance with the confidentiality, non-competition, and cooperation provisions of the agreement.

Unless otherwise agreed by the Board, other staff members would be entitled to severance upon termination of employment pursuant to their employment agreements, the respective subsidiary’s severance policy, and applicable law. The Company’s wholly owned subsidiary, SciVac Ltd (“SciVac”) has liability for severance pay which is calculated in accordance with Israeli law based on the most recent salary paid to employees and the length of employment in the Company. The Company records its obligation with respect of SciVac employee severance payments as if it was payable at each balance sheet date (the “shut-down method”). The Company’s liability is funded through individual insurance policies purchased from outside insurance companies, which are not under the Company’s control.

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Outstanding Equity Awards at Fiscal Year End

The following table provides information about equity awards granted to our Named Executive Officers that were outstanding on December 31, 2023 (amounts have been adjusted to reflect the Reverse Share Split).

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Exercise Price		Expiration Date
Jeffrey R. Baxter, FCMA	13,069	(2)	—	$123.90		7/25/2024	(2)
	5,202	(1)	—	$147.90		7/30/2025	(1)
	666	(1)	—	$113.70		1/26/2027	(1)
	5,000	(3)	—	$125.70		1/23/2028	(3)
	15,000	(3)	—	$50.10		1/31/2029	(3)
	16,666	(3)	—	$43.80		1/22/2030	(3)
	14,173	(4)	—	$88.20		7/1/2030	(4)
	32,291	(4)	1,041	$94.50		1/27/2031	(4)
	15,837	(4)	10,829	$45.90		1/27/2032	(4)
	—	(4)	3,333	$17.25		1/26/2033	(4)
	—	(4)	70,000	$1.30		7/27/2033	(4)

Francisco Diaz-Mitoma, M.D., Ph.D.	666	(1)	—	$ 108.30	(5)	1/26/2027	(1)
	3,333	(3)	—	$ 116.70	(5)	1/23/2028	(3)
	10,000	(3)	—	$ 49.20	(6)	1/31/2029	(3)
	11,666	(3)	—	$ 49.80	(6)	1/22/2030	(3)
	5,571	(4)	—	$ 89.70	(6)	7/1/2030	(4)
	16,146	(4)	520	$ 94.20	(6)	1/27/2031	(4)
	7,922	(4)	5,411	$45.90		1/27/2032	(4)
	—	(4)	2,500	$17.25		1/26/2033	(4)
	—	(4)	52,500	$1.30		7/27/2033	(4)

David E. Anderson, Ph.D.	5,760	(2)	—	$123.90		7/25/2024	(2)
	3,901	(1)	—	$147.90		7/30/2025	(1)
	666	(1)	—	$113.70		1/26/2027	(1)
	3,333	(3)	—	$125.70		1/23/2028	(3)
	10,000	(3)	—	$50.10		1/31/2029	(3)
	11,666	(3)	—	$43.80		1/22/2030	(3)
	5,670	(4)	—	$88.20		7/1/2030	(4)
	16,146	(4)	520	$94.50		1/27/2031	(4)
	7,922	(4)	5,411	$45.90		1/27/2032	(4)
	—	(4)	2,500	$17.25		1/26/2033	(4)
	—	(4)	52,500	$1.30		7/27/2033	(4)

(1)	Options vested monthly over 48 months and expire ten years from grant date.

(2)	Options vested monthly over 48 months and expire 10 years after the PLCC Merger date, which was July 25, 2014. The grant date was April 24, 2014.

(3)	Options vest monthly over 36 months and expire 10 years after the grant date.

(4)	One quarter of the options vest on the one-year anniversary date of the grant and the remaining options vest monthly thereafter over 24 months and expire 10 years after the grant date.

(5)	Exercise price is in CAD, U.S. Dollar equivalent is shown using the closing foreign exchange rate on December 31, 2018 and December 29, 2017, which was CAD $1.36 per U.S. Dollar and CAD $1.25 per U.S. Dollar, respectively.

(6)	Exercise price is in U.S. dollar, based on 5-day volume weighted average price (“VWAP”) for Canadian employees.

For summary of the material terms of the Company’s equity incentive plans, see “Equity Compensation Plan Information— Stock Option Plans” below.

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Pay Versus Performance Disclosure

The following section has been prepared in accordance with pay versus performance rules adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Under these new rules, the SEC has developed a definition of pay, referred to as Compensation Actually Paid (“CAP”). We are required to calculate CAP for our Named Executive Officers and then compare it with certain Company performance measures. Shareholders should refer to our compensation philosophy discussion and analysis in this Proxy Statement for a complete description of how executive compensation relates to Company performance measures and how the Compensation Committee makes it decisions related thereto. The Compensation Committee did not consider this SEC-required pay versus performance analysis and disclosure below in making its pay decisions for any of the years shown.

Pay Versus Performance Table

The following table provides the information required to be disclosed for our NEOs for each of the fiscal years ended December 31, 2023 and December 31, 2022 along with the financial information required to be disclosed for each fiscal year. As an early commercial-stage company, we do not tie executive compensation to net income performance, and we do not have other financial metrics that are used to determine executive compensation. We do, however, tie executive compensation to other meaningful corporate objectives which are listed in the “List of Important Performance Measures” below. The methodology for calculating CAP as required by Item 402(v) of Regulation S-K, which takes into account, among others, changes in share price and its impact on the fair value of equity awards, has resulted in negative CAP to our PEO and non-PEO NEOs for the year ended December 31, 2022.

Year	Summary Compensation Table Total for PEO (1)(2)	CAP to PEO (3)(4)	Average Summary Compensation Table Total for Non-PEO NEOs (2)(5)	Average CAP to Non-PEO NEOs (3)(4)(5)	Value of Initial $100 Investment Based on TSR(6)	Net Income (In millions)
2023	$893,546	$670,036	$519,284	$386,804	$0.84	$(92.8)
2022	$1,830,436	$(543,832)	$1,000,572	$(130,315)	$14.18	$(113.3)

(1)	The principal executive officer in each reporting year is Jeffrey R. Baxter, our Chief Executive Officer (“CEO”).

(2)	Summary Compensation Table (“SCT”) numbers include the values as reported in this Proxy Statement for year ended December 31, 2022.

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(3)	Subtractions from, and additions to, total CAP in the pay versus performance table by year include:

	2023		2022
	PEO	Average of Other Non-PEO NEOs	PEO	Average of Other Non-PEO NEOs
Total Compensation from SCT	$893,546	$519,284	$1,830,436	$1,000,572
Subtractions:
SCT Value of Stock and Option Awards	121,736	91,305	922,377	461,188

Adjustments:
Addition: Fair value at year-end of awards granted during the covered fiscal year that are outstanding and unvested at year-end	32,300	24,353	178,929	89,464
Addition: Fair value at vest date of awards granted and vested during the covered fiscal year	-	-	-	-
Addition (Subtraction): Year-over-year change in fair value of awards granted in any prior fiscal year that are outstanding and unvested at year end	(76,660)	(38,298)	(755,927)	(367,981)
Addition (Subtraction): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied at the end of or during the covered fiscal year	(57,414)	(27,230)	(874,893)	(391,182)
(Subtraction): Fair value at end of prior year of awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year	-	-	-	-
Total Adjustments for Equity Awards	(223,510)	(132,480)	(2,374,268)	(1,130,887)
Compensation Actually Paid (as calculated)	$670,036	$386,804	$(543,832)	$(130,315)

(4)	The following tables illustrate the valuation assumptions as of the vesting date for awards that vested in each of 2023 and 2022.

	For Stock Options Vesting in
	2023	2022
Expected volatility	93.29% – 124.22%	95.75% – 117.09%
Expected dividend yield	0.0%	0.0%
Expected life, in years	2.8 – 5.0	2.5 – 5.0
Risk-free interest rate	3.6% – 4.9%	1.0% – 4.6%

The following summarizes the valuation assumptions used for stock options included in our CAP.

a.	Expected life of each stock option is based on the “simplified method” using the remaining vesting period as of the vesting date or fiscal year end date.
b.	Strike price is based on each grant date closing price and asset price is based on each vesting date closing price or fiscal year end closing price.
c.	Risk free rate is based on the Daily Treasury Par Yield Curve rate closest to the remaining expected life as of the vesting date or fiscal year end date.
d.	Historical volatility is based on daily price history for each expected life (years) prior to each vesting date or fiscal year end date.
e.	Represents annual dividend yield on each vesting date or fiscal year end date.

(5)	The Non-PEO NEOs in each reporting year are Francisco Diaz-Mitoma (Chief Medical Officer) and David E. Anderson (Chief Scientific Officer).

(6)	The Company’s cumulative total shareholder return (“TSR”) assumes $100 was invested in the Company for the period starting December 31, 2021 through the end of each listed year.

List of Important Performance Measures

We do not utilize TSR or net income (loss) as performance measures in our executive compensation program; however, we do utilize other performance measures to align executive compensation with the Company’s performance as described in the Executive Compensation section of this Proxy Statement. The objectives against which the annual performance of our executive officers are measured are set to help further our endeavor to address significant unmet medical and public health needs and to increase shareholder value. These objectives are approved by the Board at the beginning of each year. As part of the standard year-end compensation review, the Compensation Committee reviews the measure of achievement against each objective in December and again in January, and puts forth a proposal to the Board, who provides the ultimate approval. For 2023, these goals included:

●	Commercialization of PreHevbrio
●	Advancement of our therapeutic hepatitis B (VBI-2601) candidate
●	Advancement of our prophylactic and therapeutic eVLP candidates
●	Manufacturing and platform development targets
●	Business development, finance, and other corporate objectives

Pay Versus Performance: Graphical Description

The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:

●	VBI’s cumulative TSR; and
●	VBI’s net income

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CAP and Cumulative TSR

The following chart sets forth the relationship between CAP to our PEO, the average CAP to our Non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

CAP and Company Net Income

The following chart sets forth the relationship between CAP to our PEO, the average CAP to our Non-PEO NEOs, and our net income during the two most recently completed fiscal years.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

This section sets forth certain information with respect to the beneficial ownership of our Common Shares as of April 26, 2024, for:

●	each of our directors;

●	each of our Named Executive Officers;

●	all of our directors and executive officers as a group; and

●	each shareholder known by us to be the beneficial owner of more than 5% of our outstanding Common Shares.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the following table have sole voting and investment power with respect to all Common Shares that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 28,682,275 Common Shares outstanding at April 26, 2024. In computing the number of Common Shares beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all Common Shares subject to options or other convertible securities held by that person or entity that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of April 26, 2024. We did not deem these Common Shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the following table is c/o VBI Vaccines Inc., 160 Second Street, Floor 3, Cambridge, Massachusetts 02142.

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Names and Address of Beneficial Owner	Common Shares Beneficially Owned		% of Common Shares Owned
Directors and Named Executive Officers:
Steven Gillis, Ph.D. - Chairperson of the Board(1)	1,736,036		6.05%
Jeffrey R. Baxter, FCMA – President, Chief Executive Officer, Director(2)	144,630		*
David E. Anderson, Ph.D. – Chief Scientific Officer(3)	73,538		*
Francisco Diaz-Mitoma, M.D., Ph.D. – Chief Medical Officer(4)	72,846		*
Nell Beattie – Chief Financial Officer and Head of Corporate Development, Director(5)	61,817		*
Michel De Wilde, Ph.D. – Director(6)	56,799		*
Blaine H. McKee, Ph.D. – Director(7)	54,165		*
Joanne Cordeiro – Director(8)	50,831		*
Damian Braga – Director(9)	44,165		*
Vaughn Himes, Ph.D. – Director(10)	32,054		*
All Directors and Executive Officers as a Group (12 persons)(11)	2,417,073		8.43%

More than 5% Owners:
Brii Biosciences Limited (12)	3,712,867	(13)	12.94%

* Less than one percent

(1)	Includes (i) 2,814 Common Shares and (ii) 80,841 Common Shares issuable upon exercise of certain options to purchase Common Shares exercisable within 60 days of April 26, 2024. Also includes 609,090 Common Shares issuable upon exercise of certain warrants to purchase Common Shares exercisable within 60 days of April 26, 2024, held of record by Arch Venture Fund X Overage, L.P (the “Arch Overage”) and 1,043,291 Common Shares held of record by ARCH Venture Fund VI, L.P. (“ARCH VI”) and Arch Overage. ARCH Venture Partners VI, L.P. (the “ARCH GPLP”), as the sole general partner of ARCH VI, may be deemed to beneficially own certain of the shares held of record by ARCH VI. ARCH GPLP disclaims beneficial ownership of all shares held of record by ARCH VI in which ARCH GPLP does not have an actual pecuniary interest. ARCH Venture Partners VI, LLC (the “ARCH GPLLC”), as the sole general partner of ARCH GPLP, may be deemed to beneficially own certain of the shares held of record by ARCH VI. ARCH GPLLC disclaims beneficial ownership of all shares held of record by ARCH GPLP in which ARCH GPLLC does not have an actual pecuniary interest. ARCH Venture Partners X Overage, L.P. (the “Overage GPLP”), as the sole general partner of ARCH Overage, may be deemed to beneficially own certain of the shares held of record by ARCH Overage. The Overage GPLP disclaims beneficial ownership of all shares held of record by ARCH Overage in which the Overage GPLP does not have an actual pecuniary interest. ARCH Venture Partners X, LLC (the “Overage GPLLC”), as the sole general partner of the Overage GPLP, may be deemed to beneficially own certain of the shares held of record by ARCH Overage. The Overage GPLLC disclaims beneficial ownership of all shares held of record by Overage GPLP in which the Overage GPLLC does not have an actual pecuniary interest. Steven Gillis owns an interest in ARCH GPLP but does not have voting or investment control over the shares held by ARCH VI and disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein. Steven Gillis owns an interest in Overage GPLP and may be deemed to have voting and investment control over the shares held by ARCH Overage as member of the investment committee of Overage GPLLC, but disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein.

(2)	Includes 20,274 Common Shares and 124,356 Common Shares issuable upon exercise of an option to purchase Common Shares exercisable within 60 days of April 26, 2024.

(3)	Includes 4,940 Common Shares and 68,598 Common Shares issuable upon exercise of an option to purchase Common Shares exercisable within 60 days of April 26, 2024.

(4)	Includes 14,008 Common Shares and 58,838 Common Shares issuable upon exercise of an option to purchase Common Shares exercisable within 60 days of April 26, 2024.

(5)	Includes 2,273 Common Shares and 59,544 Common Shares issuable upon exercise of an option to purchase Common Shares exercisable within 60 days of April 26, 2024.

(6)	Includes 1,667 Common Shares and 55,132 Common Shares issuable upon exercise of an option to purchase Common Shares exercisable within 60 days of April 26, 2024.

(7)	Comprised of 54,165 Common Shares issuable upon exercise of an option to purchase Common Shares exercisable within 60 days of April 26, 2024.

(8)	Comprised of 50,831 Common Shares issuable upon exercise of an option to purchase Common Shares exercisable within 60 days of April 26, 2024.

(9)	Comprised of 44,165 Common Shares issuable upon exercise of an option to purchase Common Shares exercisable within 60 days of April 26, 2024.

(10)	Comprised of 32,054 Common Shares issuable upon exercise of an option to purchase Common Shares exercisable within 60 days of April 26, 2024.

(11)	Includes 9,000 Common Shares and 36,090 Common Shares issuable upon exercise of certain options to purchase Common Shares exercisable within 60 days of April 26, 2024.

(12)	The address for Brii Biosciences Limited is PO Box 309, Ugland House, Grand Cayman, KY1 – 1104, Cayman Islands.

(13)	Comprised of 1,894,685 Common Shares and 1,818,182 Common Shares issuable upon exercise of warrants.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SEC regulations define the related person transactions that require disclosure to include any transaction, arrangement or relationship in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years in which we were or are to be a participant and in which a related person had or will have a direct or indirect material interest. Canadian securities laws have similar disclosure requirements under Item 11 - Interests of Informed Persons in Material Transactions (“Item 11”) under Form 51-102F5 – Information Circular of the CSA. Under SEC regulations, a related person is: (i) an executive officer, director or director nominee, (ii) a beneficial owner of more than 5% of our Common Shares, (iii) an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our Common Shares, or (iv) any entity that is owned or controlled by any of the foregoing persons or in which any of the foregoing persons has a substantial ownership interest or control.

For the disclosure on the review, approval or ratification of transactions with related persons, see “Governance of the Company— Review, Approval or Ratification of Transactions with Related Persons” above.

With the exception of the section below titled “Partnership with Brii Biosciences Limited” and director services and employment agreements described in the sections of this Proxy Statement titled “Proposal 1 – Election of Directors,” and “Director Compensation—Beattie Employment Agreement”, and “Executive Compensation”, respectively, during the past two fiscal years to the present, there is no transaction in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years and in which any related person (or for the purposes of Item 11, an “informed person”) had or will have a direct or indirect material interest since January 1, 2022.

Partnership with Brii Biosciences Limited

Amended and Restated Collaboration Agreement with Brii Bio

On December 4, 2018, we entered into a license and collaboration (the “Brii Collaboration and License Agreement”) with Brii Biosciences Limited (“Brii Bio”), as amended on April 8, 2021, pursuant to which:

(i)	we and Brii Bio agreed to collaborate on the development of a hepatitis B (“HBV”) recombinant protein-based immunotherapeutic in the licensed territory, which consists of China, Hong Kong, Taiwan and Macau (collectively, the “Licensed Territory”), and to conduct a Phase Ib/IIa collaboration clinical trial for the purpose of comparing VBI-2601, which is a recombinant protein-based immunotherapeutic developed by VBI for use in treating chronic HBV, with a novel composition developed jointly with Brii Bio (either being the “Licensed Product”);
(ii)	we granted Brii Bio an exclusive royalty-bearing license to perform studies, and regulatory and other activities, as may be required to obtain and maintain marketing approval for the Licensed Product, for the treatment of HBV in the Licensed Territory and to commercialize and promote the Licensed Product for the diagnosis and treatment of chronic HBV in the Licensed Territory; and
(iii)	Brii Bio granted us an exclusive royalty-free license under Brii Bio’s technology and Brii Bio’s interest in any joint technology developed during the collaboration to develop and commercialize the Licensed Product for the diagnosis and treatment of chronic HBV in the countries of the world other than the Licensed Territory.

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On December 20, 2021, we and Brii Bio further amended the Brii Collaboration and License Agreement (the “Brii Second Amendment Collaboration and License Agreement”) whereby:

(i)	we and Brii Bio agreed to conduct an additional Phase II combination clinical trial of VBI-2601, both with and without IFN-α, and BRII-835 (VIR-2218) (“Combo Clinical Trial”);
(ii)	Brii Bio granted us a non-exclusive royalty free license under the Brii Bio technology arising from the data generated in the Combo Clinical Trial solely for use in the development, manufacture or commercialization of the Licensed Product in combination with an siRNA in the countries of the words other than the Licensed Territory.

Pursuant to the Brii Collaboration and License Agreement, as amended by the Brii Second Amendment Collaboration and License Agreement, we were responsible for the R&D Services and Brii Bio was responsible for costs relating to the clinical trials for the Licensed Territory.

The initial consideration of the Brii Collaboration and License Agreement consisted of an $11,000,000 non-refundable upfront payment. As part of the Brii Collaboration and License Agreement, we and Brii Bio entered into a stock purchase agreement. Under the terms of the stock purchase agreement, we issued to Brii Bio 76,502 common shares valued at $3,626,000 (based on our Common Share price on December 4, 2018).

On July 5, 2023, we and Brii Bio entered into the Amended and Restated Collaboration and License Agreement (the “A&R Collaboration Agreement”), which amended and restated the Brii Collaboration and License Agreement to, among other things, and subject to the terms and conditions set forth in the A&R Collaboration Agreement, expand the Licensed Territory to the entire world (the “New Licensed Territory”) for Brii Bio’s exclusive rights and licenses to make, have made, use, sell, offer for sale, and import VBI-2601 (“VBI-2601 Licensed Product”). Pursuant to the A&R Collaboration Agreement, we granted Brii Bio an exclusive royalty-bearing license, with the right to grant sublicenses through multiple tiers, to (i) perform studies, regulatory and other activities, as may be required to obtain and maintain marketing approval of the VBI-2601 Licensed Products in the New Licensed Territory; and (ii) research, develop, make, have made, distribute, use, sell, offer for sale, have sold, import, export or otherwise commercialize the VBI-2601 Licensed Products for the field of the diagnosis and treatment of hepatitis B in the New Licensed Territory. Except for the rights and licenses expressly granted in the A&R Collaboration Agreement and prior to the Brii Purchase Agreement (as defined below), we and Brii Bio retained all rights under their respective intellectual property. Prior to the February 2024 transactions with Brii Bio and the Brii Purchase Agreement, the A&R Collaboration Agreement constituted the entire agreement between the VBI and Brii Bio relating to VBI-2601 and superseded all previous agreements, including the Brii Collaboration and License Agreement and the Brii Second Amendment Collaboration and License Agreement.

The A&R Collaboration Agreement will be in effect on a region-by-region basis until the last-to-expire of the latest of the following terms in each region of the New Licensed Territory: (i) expiration, invalidation or lapse of the last our patent claiming such VBI-2601 Licensed Product, (ii) 10 years from the date of first commercial sale of such VBI-2601 Licensed Product in the applicable region, or (iii) termination or expiration of our obligation to pay third party royalties with respect to sales of such VBI-2601 Licensed Product in such region. Upon expiration (but not an earlier termination) of the A&R Collaboration Agreement in each region of the New Licensed Territory, we will grant Brii Bio a perpetual, non-exclusive, fully paid-up, royalty free license, which such licenses, pursuant to the Brii Purchase Agreement (as defined below), shall also be irrevocable under our technology related to the VBI-2601 Licensed Products in such region to make and sell VBI-2601 Licensed Products for the field of the diagnosis and treatment of hepatitis B in such region.

Pursuant to the Brii Purchase Agreement, on February 13, 2024, we and Brii Bio agreed to amend the A&R Collaboration Agreement to, among other things, subject to achievement of certain activities and subject to the terms and conditions set forth in the A&R Collaboration Agreement, (i) amend the terms the royalty bearing license granted by us to Brii Bio for research studies and development of VBI-2601 to be “perpetual and irrevocable”, (ii) omit the requirement for Brii Bio to obtain marketing approval and commercialize VBI-2601 in the U.S. and China, (iii) revise the indemnity requirements such that Brii Bio indemnifies us with respect to certain transferred intellectual property after the effective date of the Brii Purchase Agreement and we indemnify Brii Bio prior to such date, (iv) omit the requirement for Brii Bio to make royalty and milestone payments to us, and (v) omit certain of our rights to terminate the A&R Collaboration Agreement and certain other effects of termination of the A&R Collaboration Agreement.

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Collaboration Agreement with Brii Bio (PreHevbri)

On July 5, 2023, we and Brii Bio also entered into a Collaboration and License Agreement (the “Collaboration Agreement” and together with the A&R Collaboration Agreement, the “Brii Collaboration Agreements”), to, among other things, and subject to the terms and conditions set forth in the Collaboration Agreement, acquired an exclusive license for PreHevbri in APAC, excluding Japan (“PreHevbri Licensed Territory”), for Brii Bio’s exclusive rights and licenses to make, have made, use, sell, offer for sale, and import PreHevbri (“PreHevbri Licensed Product”). Pursuant to the Collaboration Agreement, we granted Brii Bio an exclusive royalty-bearing license, with the right to grant sublicenses through multiple tiers, to (i) perform studies, regulatory and other activities, as may be required to obtain and maintain marketing approval of the PreHevbri Licensed Products in the PreHevbri Licensed Territory; and (ii) research, develop, make, have made, distribute, use, sell, offer for sale, have sold, import, export or otherwise commercialize the PreHevbri Licensed Products for the field of the diagnosis and treatment of hepatitis B in the PreHevbri Licensed Territory. Except for the rights and licenses expressly granted in the Collaboration Agreement and prior to the Brii Purchase Agreement, we and Brii Bio retained all rights under the respective intellectual property.

The Collaboration Agreement will be in effect on a region-by-region basis until the last-to-expire of the latest of the following terms in each region of the New Licensed Territory: (i) 10 years from the date of first commercial sale of such PreHevbri Licensed Product in the applicable region, or (ii) termination or expiration of our obligation to pay third party royalties with respect to sales of such PreHevbri Licensed Product in such region. Upon expiration (but not an earlier termination) of the Collaboration Agreement in each region of the PreHevbri Licensed Territory, we will grant Brii Bio a perpetual, non-exclusive, fully paid-up, royalty free license, which such license, pursuant to the Brii Purchase Agreement, shall also be irrevocable, under our technology related to the PreHevbri Licensed Products in such region to make and sell PreHevbri Licensed Products for the field of the diagnosis and treatment of hepatitis B in such region.

Pursuant to the Brii Purchase Agreement, on February 13, 2024, we and Brii Bio agreed to amend the Collaboration Agreement to, among other things, subject to achievement of certain activities and subject to the terms and conditions set forth in the Collaboration Agreement, (i) amend the terms of the royalty bearing license granted by us to Brii Bio for the global development activities of PreHevbri to be “perpetual and irrevocable”, (ii) omit the requirement for Brii Bio to obtain marketing approval for PreHevbri in certain territories and (iii) omit the requirement for Brii Bio to make royalty and milestone payments to us.

Expanded Hepatitis B Partnership with Brii Bio, Supply Agreement and July 2023 Registered Direct Offering

On July 5, 2023, in connection with the Brii Collaboration Agreements, Brii Bio paid us an upfront payment of $15,000,000, consisting of a $3,000,000 equity investment in a registered direct offering (as discussed below), $5,000,000 as an advance payment for the clinical and commercial manufacture and supply of the VBI-2601 licensed product and PreHevbri and any related manufacturing expenditures, pursuant to a supply agreement (the “Supply Agreement”) dated July 5, 2023 by and between us and Brii Bio, and $7,000,000 as a non-refundable upfront payment pursuant to the Brii Collaboration Agreements. In addition, pursuant to the Letter Agreement, dated July 5, 2023, by and among us, SciVac and Brii Bio, we also granted to Brii Bio a security interest, subject to a Subordination Agreement between Brii Bio and K2HV, in all of our respective right, title and interest in and to all intellectual property, know-how, and licenses to the extent related to PreHevbri and VBI-2601, and all proceeds of the foregoing, in order to secure performance of all of our obligations under the Brii Collaboration Agreements, the Supply Agreement, and the Loan Agreement with K2 HealthVentures LLC and any other lenders party thereto from time to time.

In July 2023, we closed a registered direct offering, pursuant to the expanded hepatitis B partnership with Brii Bio, as described above, of 1,818,182 common shares and accompanying common warrants to purchase 1,818,182 common shares, at a combined purchase price of $1.65 per share and accompanying common warrant. The accompanying common warrants issued and sold in the concurrent registered direct offering have an initial exercise price of $1.65 per share, which, pursuant to certain anti-dilution provisions of the warrants, has been reduced to $0.6057 per share, as of December 31, 2023, and expire five years from the date of issuance.

Brii Purchase Agreement

On February 13, 2024, we and VBI Cda entered into a Purchase Agreement with Brii Bio (the “Brii Purchase Agreement”), pursuant to which, we and VBI Cda will sell, transfer, convey and assign to Brii Bio, substantially all of the intellectual property related to VBI-2601 owned by us and VBI Cda, for a secured promissory note in the principal amount up to $10,000,000 (the “Note”) to be issued by Brii Bio, which is then required to be assigned to K2HV pursuant to the terms of the Fourth Amendment (as defined herein), in exchange for a reduction in our obligations under the Loan Agreement equal to the initial principal amount of the Note. The Note was issued to Brii Bio on February 13, 2024. The initial principal amount of the Note is $2,500,000, which shall be increased by an aggregate amount equal to $7,500,00 upon our obtaining applicable consents under the Amended and Restated Ferring License Agreement (as defined herein). In the event of certain breaches by us of the Brii Purchase Agreement and any such breach is not cured within 30 days, the aggregate principal amount of the Note shall be reduced by an aggregate amount equal to $2,500,000.

Brii Side Letter

On February 13, 2024, we and Brii Bio entered into a side letter (the “Side Letter”) setting forth certain essential and additional priority activities to transfer manufacturing responsibility for clinical supply and commercial supply of VBI-2601 and PreHevbri for the Brii Territories set forth in the Side Letter (the “Essential Activities”) we are required to complete as a condition to the entry into the License Agreement and consummation of the transactions pursuant to the Rehovot Purchase Agreement. The principal amount of the Note shall increase up to $18,000,000 upon completion of the Essential Activities and our obligations under the Loan Agreement shall be reduced by a corresponding amount.

Rehovot Purchase Agreement

On February 13, 2024, the Company and SciVac entered into the Rehovot Purchase Agreement with Brii Israel and Brii Biosciences, Inc., a Delaware corporation, pursuant to which, upon closing of the transactions contemplated by the Rehovot Purchase Agreement, SciVac will sell to Brii Israel certain assets including SciVac and its affiliates’ interest and rights in and to certain assets and leases with respect to a vaccine manufacturing facility in Israel, for an aggregate purchase price of $10,000,000 which is then required to be paid to K2HV pursuant to the terms of the Fourth Amendment.

The Rehovot Purchase Agreement contains representations and warranties of SciVac and Brii Israel that are typical for transactions of this type. The Rehovot Purchase Agreement also contains covenants on the part of the Company that are typical for transactions of this type.

The closing of the transactions pursuant to the Rehovot Purchase Agreement are subject to the terms and conditions therein, including closing conditions that are typical for transactions of this type and our completing the Essential Activities. Closing will not occur prior to June 30, 2024.

Brii License Agreement

On February 13, 2024, we entered into a series of agreements and amendments to existing agreements with Brii Bio. Upon completion of the Essential Activities pursuant to the Side Letter, VBI Cda and Brii Bio will enter into a license agreement (the “Brii License Agreement”) pursuant to which Brii Bio shall issue a secured promissory note in the amount of $5,000,000 as consideration for a perpetual, royalty-free, milestone-free, sublicensable, fully-paid, and exclusive license to the GBM program (VBI-1901) for development and commercialization in the APAC region (excluding Japan), which such note is then required to be assigned to K2HV pursuant to the terms of the Fourth Amendment. The entry by VBI Cda and Brii Bio into the Brii License Agreement is subject to our completing the Essential Activities.

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EQUITY COMPENSATION PLAN INFORMATION

All dollar amounts disclosed in this section are in U.S. Dollars. Applicable amounts in this section have been adjusted to reflect the Reverse Share Split.

The only equity compensation plan that the Company currently has in place is the 2016 Plan, which was approved by shareholders on May 6, 2016.

Despite the Company’s only active equity compensation plan being the 2016 Plan, options and warrants granted to previous VBI DE option holders and warrant holders are governed under the terms of the VBI DE incentive plans under which they were originally granted.

The table below provides information, as of December 31, 2023, regarding the 2016 Plan, the 2006 VBI US Stock Option Plan (the “2006 Plan”), the 2013 Equity Incentive Plan (the “2013 Plan”), and the VBI Vaccines Inc. 2014 Equity Incentive Plan (the “2014 Plan”) under which our equity securities are authorized for issuance to officers, directors, employees, consultants, independent contractors and advisors.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(3)
Equity compensation plans approved by security holders(1)	1,622,250	$28.87	692,820
Equity compensation plans not approved by security holders(2)	28,038	$126,49	-
Total	1,650,288	$30.53	692,820

(1)	This amount includes shares that may be issued in connection with outstanding stock options granted under the 2013 Plan, 2014 Plan, and the 2016 Plan.

(2)	This amount includes shares that may be issued in connection with outstanding stock options granted under the 2006 Plan, which VBI DE assumed in connection with the closing of the PLCC Merger.

(3)	The number of authorized shares under the 2016 Plan is a rolling incentive plan that sets the number of Common Shares issuable under the 2016 Plan, together with any other security-based compensation arrangement of the Company, at a maximum of 10% of the aggregate Common Shares issued and outstanding on a non-diluted basis at the time of any grant under the 2016 Plan.

As of December 31, 2023, options and stock awards to purchase up to 1,893,678 Common Shares have been granted under the 2006 Plan, 2013 Plan, 2014 Plan and the 2016 Plan of which 718,513 shares are vested and outstanding.

Our insider trading policy prohibits (i) certain short-term, speculative investments by Company personnel unless such investments have been pre-cleared, (ii) short-swing transactions by directors and executive officers, and (iii) the taking of hedging positions by directors or executive officers who have entered into certain pre-planned trading programs.

Equity Compensation Plans

The Company’s stock option plans are approved by and administered by the Board and its Compensation Committee. The Board designates, in connection with recommendations from the Compensation Committee, eligible participants to be included under the plan, and designates the number of options, exercise price and vesting period of the new options.

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2006 VBI US Stock Option Plan

The 2006 Plan was approved by and was previously administered by the VBI US board of directors which designated eligible participants to be included under the 2006 Plan, and designated the number of options, exercise price and vesting period of the new options. The 2006 Plan was not approved by the stockholders of VBI US. The 2006 Plan was superseded by the 2014 Plan following the PLCC Merger and no further options will be issued under the 2006 Plan. As of December 31, 2023, there were 28,038 options outstanding under the 2006 Plan.

2014 Equity Incentive Plan

On May 1, 2014, the VBI DE board of directors adopted the 2014 Plan. The 2014 Plan was approved by the VBI DE’s shareholders on July 14, 2014. No further options will be issued under the 2014 Plan. As of December 31, 2023, there were 17,195 options outstanding under the 2014 Plan.

2016 VBI Equity Incentive Plan

The 2016 Plan, as amended, is a rolling incentive plan that sets the number of common shares issuable under the 2016 Plan, together with any other security-based compensation arrangement of the Company, at a maximum of 10% of the aggregate common shares issued and outstanding on a non-diluted basis at the time of any grant under the 2016 Plan. The 2016 Plan is an omnibus equity incentive plan pursuant to which the Company may grant equity and equity-linked awards to eligible participants in order to promote the success of the Company by providing a means to offer incentives and to attract, motivate, retain and reward persons eligible to participate in the 2016 Plan. Grants under the 2016 Plan include a grant or right consisting of one or more options, stock appreciation rights (“SARs”), restricted share units (“RSUs”), performance share units (“PSUs”), shares of restricted stock or other such award as may be permitted under the 2016 Plan. As of December 31, 2023, there were 1,605,055 options outstanding and no RSUs unvested under the 2016 Plan.

The principal features of the 2016 Plan are as follows:

Eligible Participants

Eligible participants include individuals employed (including services as a director) by the Company or its affiliates, including a service provider, who, by the nature of his or her position or job is, in the opinion of the Board, in a position to contribute to the success of the Company (“Eligible Persons”).

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Reservation of Shares

The aggregate number of common Shares reserved for issuance to any one participant under the 2016 Plan, together with all other security-based compensation arrangements must not exceed 5% of the total number of issued and outstanding common shares on a non-diluted basis.

The maximum number of common shares (a) issued to insiders within any one-year period; and (b) issuable to insiders at any time, under the 2016 Plan, when combined with all of the Company’s other security-based compensation arrangements, must not exceed 10% of the total number of issued and outstanding common shares.

The aggregate number of common shares remaining available for issuance for awards under the 2016 Plan totaled 692,820 at December 31, 2023.

The source of common shares issued under the various stock option plans are new common shares.

Options and Stock Appreciation Rights

The Company may grant options to Eligible Persons on such terms and conditions consistent with the 2016 Plan. The exercise price for an option must not be less than 100% of the “market price,” as that term is defined in the 2016 Plan, based on the trading price per common share, on the date of grant of such option.

With respect to SARs attached to an option, which allows the holder, upon vesting of the option and Tandem SAR, to choose to exercise the stock appreciation right or to exercise the option, the exercise price is the exercise price applicable to the option (as explained above) to which the Tandem SAR relates, subject to adjustment provisions under the 2016 Plan. For stand-alone SARs, a SAR that is granted without reference to any related Company options, the base price must not be less than 100% of the market price on the date of grant of such Stand-Alone SAR. Stock appreciation rights (and in the case of Tandem SARs, the related options) will be settled by payment in cash or common shares or a combination thereof, with an aggregate value equal to the product of (a) the excess of the market price on the date of exercise over the exercise price or base price under the applicable stock appreciation right, multiplied by (b) the number of stock appreciation rights exercised or settled. The Company has not issued any SARs under the 2016 Plan at December 31, 2023 and 2022.

Under the 2016 Plan the vesting schedule is designated by the Board of Directors, the term of options will be for a maximum of 10 years, unless exercised or terminated earlier in accordance with the terms of the 2016 VBI Plan or the applicable grant agreement.

Upon a participant’s termination of employment due to death, or in the case of disability: (a) the outstanding options that were granted prior to the year that includes the participant’s death or disability that have not become vested prior to such date will continue to vest and, upon vesting, be exercisable during the 36-month period following such date; and (b) the outstanding options that have become vested prior to the participant’s death or disability will continue to be exercisable during the 36-month period following such date.

In the case of a participant’s termination of employment or contract for services without cause: (a) the outstanding options that have not become vested prior to the participant’s termination will continue to vest and, upon vesting, be exercisable during the 120-day period following such date; and (b) the outstanding options that have become vested prior to the participant’s termination will continue to be exercisable during the 120-day period following such date.

In the case of a participant’s termination due to resignation (including voluntary withdrawal of services by a non-employee participant): (a) the outstanding options that have not become vested prior to the date of notice of resignation will be forfeited and cancelled as of such date; and (b) the outstanding options that have become vested prior to the date of notice of resignation will continue to be exercisable during the 90-day period following such date.

In the case of a participant’s termination of employment or contract for services for cause, any and all then outstanding unvested options granted to such participant will be immediately forfeited and cancelled, without any consideration therefor, as of the date such notice of termination is given.

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Share Units

The Board of Directors may grant share units, which include RSUs and PSUs, to Eligible Persons on such terms and conditions consistent with the 2016 Plan.

The Board will determine the grant value and the valuation date for each grant of share units. The number of share units to be covered by each grant will be determined by dividing the grant value for such grant by the market value of a common share as of the valuation date, rounded up to the next whole number.

Share units subject to a grant will vest as specified in the grant agreement governing such grant, provided that the participant is employed on the relevant vesting date. RSUs and PSUs will be settled upon, or as soon as reasonably practicable following the vesting thereof, subject to the terms of the grant agreement. In all events, RSUs and PSUs will be settled on or before the earlier of the 90th day following the vesting date and the date that is 2 ½ months after the end of the year in which the vesting occurred. Settlement will be made by way of issuance of one common share for each RSU or PSU, a cash payment equal to the market value of the RSUs or PSUs being settled, or a combination thereof. If the share units would be settled within a blackout period, such settlement will be postponed until the earlier of the 6th trading day following the end of such blackout period and the otherwise applicable date of settlement as determined in accordance with the settlement provision set out above. The Company has not issued any PSUs under the 2016 Plan as of December 31, 2023 and 2022. All RSUs issued under the 2016 Plan contain no cash settlement provision.

If and when cash dividends are paid with respect to common shares to shareholders of record during the period from the grant date to the date of settlement of the RSUs or PSUs, a number of dividend equivalent RSUs or PSUs, as applicable, will be credited to the share unit account of such participant.

In the event a participant’s employment is terminated due to resignation, share units that have not vested prior to the date of resignation will not vest and all such common shares will be forfeited immediately.

In the case of a participant’s termination due to death, or in the case of disability, all share units granted prior to the year that includes the participant’s death or disability, that have not vested prior to the participant’s death or disability will vest at the end of the vesting period and in the case of PSUs, subject to the achievement of applicable performance conditions and the adjustment of the number of PSUs that vest to reflect the extent to which such performance conditions were achieved.

In the event a participant’s employment or contract for services is terminated without cause, prior to the end of a vesting period relating to such participant’s grant, the number of RSUs or PSUs, respectively, as determined by their respective formula set out in the 2016 Plan will become vested at the end of the vesting period.

In the event a participant’s employment is terminated for cause, share units that have not vested prior to the date of the termination for cause will not vest and all such share units will be forfeited immediately.

Restricted Stock

Restricted stock means common shares that are subject to restrictions on such participant’s free enjoyment of the common shares granted, as determined by the Board. Notwithstanding the restrictions, the participant will receive dividends paid on the restricted stock, will receive proceeds of the restricted stock in the event of any change in the common shares and will be entitled to vote the restricted stock during the restriction period.

The participant will not have rights to sell, transfer or assign, or otherwise dispose of the shares of restricted stock or any interest therein while the restrictions remain in effect. Grants of restricted stock will be forfeited if the applicable restriction does not lapse prior to such date or occurrence of such event or the satisfaction of such other criteria as is specified in the grant agreement.

No restricted stock has been issued through December 31, 2023 or through the date of this Proxy Statement.

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REQUIREMENTS FOR ADVANCE NOTIFICATION OF NOMINATIONS AND SHAREHOLDER PROPOSALS

Shareholder proposals submitted to us pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our proxy materials for our 2025 Annual General Meeting of Shareholders must be received by us no later than December 31, 2024, which is 120 calendar days before the one-year anniversary of the date on which the Company first mailed this Proxy Statement, and must comply with the requirements of the proxy rules promulgated by the SEC. If you wish to submit a proposal that is not to be included in our proxy materials outside the processes of Rule 14a-8 for the next year’s annual meeting, you must submit notice of the matter by March 27, 2025.

Shareholder proposals submitted pursuant to the applicable provisions of the BCBCA for inclusion in the Company’s proxy materials for the 2025 Annual General Meeting of Shareholders must be received by March 25, 2025, which is three months before the anniversary date of the Annual Meeting.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 26, 2025.

Shareholder proposals should be addressed to VBI Vaccines Inc., 160 Second Street, Floor 3, Cambridge, MA 02142, Attn: Chief Financial Officer and Head of Corporate Development and, pursuant to the BCBCA, such proposal must be received at the Company’s registered office, being Suite 1700, Park Place, 666 Burrard Street, Vancouver, BC V6C 2X8 Canada.

If you wish to submit a nomination of persons for election to the Board for inclusion in the proxy materials, a notice must be provided to the Company not less than 30 days and not more than 65 days prior to the date of the annual meeting pursuant to the Advance Notice Provisions in the Articles; provided that the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, the nominating shareholder’s notice must be so received not later than the close of business on the 10th day following the meeting notice date. You are also advised to review our Articles, which contain additional requirements about advance notice of shareholder nominations. A copy of our Articles may be obtained by accessing our filings on the SEC’s website at www.sec.gov. You may also request a copy of our Articles, without charge, from our Chief Financial Officer and Head of Corporate Development, at VBI Vaccines Inc., 160 Second Street, Floor 3, Cambridge, MA 02142.

Recommendations from shareholders which are received after the deadline likely will not be considered timely for consideration by the Nominating and Governance Committee for next year’s annual meeting.

MANAGEMENT CONTRACTS

Management functions of the Company are substantially performed by directors or executive officers of the Company and not, to any substantial degree, by any other person with whom the Company has contracted. The management functions performed by Francisco Diaz-Mitoma are performed pursuant to a consulting agreement entered into by Dr. Diaz-Mitoma’s professional corporation (see, “Employment Contracts and Termination of Employment and Change-in-Control Arrangements”).

ADDITIONAL INFORMATION

Additional information relating to the Company is on SEDAR+ at www.sedarplus.ca. Shareholders may contact the Company to request copies of the Company’s financial statements and management’s discussion and analysis by email at IR@vbivaccines.com. Financial information is provided in the Company’s comparative annual financial statements and management’s discussion and analysis for its most recently completed financial year.

56

OTHER MATTERS

VBI does not intend to bring any other matters before the Annual Meeting and has no reason to believe any other matters will be presented. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the Common Shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy, whether through telephonic or Internet voting or, alternatively, by using a paper copy of the proxy card that has been requested.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the proxy card or, if so requested, by executing and returning, at your earliest convenience, the requested proxy card in the envelope that will have been provided.

The contents and the sending of the Proxy Statement have been approved by the Board. A copy of this Proxy Statement will be sent or made available to each director, each shareholder entitled to notice of the Annual Meeting to which the Proxy Statement relates and the auditor of the Company.

57

Annex A

VBI VACCINES

Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

LCVQ 000001
SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

Security Class
COMMON

Holder Account Number
C9999999999 IND

Fold

Form of Proxy - Annual General Meeting to be held on June 25, 2024

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Fold

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

LCVQ_PRX_363770/000001/000001/i

SAM SAMPLE

C9999999999

IND C04

Appointment of Proxyholder

I/We being holder(s) of securities of VBI Vaccines Inc. (the "Company") hereby appoint: Jeffrey R. Baxter, President and Chief Executive Officer of the Company, or failing this person, Nell Beattie, Chief Financial Officer and Head of Corporate Development of the Company (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held at 160 Second Street, Floor 3, Cambridge, MA 02142 on June 25, 2024 at 11:00 a.m., Eastern Time and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Steven Gillis	☐	☐	02. Damian Braga	☐	☐	03. Joanne Cordeiro	☐	☐
04. Michel De Wilde	☐	☐	05. Vaughn Himes	☐	☐	06. Blaine H. McKee	☐	☐
07. Jeffrey R. Baxter	☐	☐	08. Nell Beattie	☐	☐			

Fold

2. Appointment of Auditors

Fold

Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Information Circular - Mark this box if you would like to receive the Information Circular by mail for the next securityholders' meeting. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

L C V Q 3 6 3 7 7 9 1 P I A R 1 9 9 9 9 9

VBI VACCINES

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

LCVQ 000002

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

Security Class
COMMON

Holder Account Number

C9999999999 IND

Fold

Form of Proxy - Annual General Meeting to be held on June 25, 2024

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Fold

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

LCVQ_PRX_363770/000002/000002/i

SAM SAMPLE

C9999999999

IND PR2

Appointment of Proxyholder

I/We being holder(s) of securities of VBI Vaccines Inc. (the "Company") hereby appoint: Jeffrey R. Baxter, President and Chief Executive Officer of the Company, or failing this person, Nell Beattie, Chief Financial Officer and Head of Corporate Development of the Company (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held at 160 Second Street, Floor 3, Cambridge, MA 02142 on June 25, 2024 at 11:00 a.m., Eastern Time and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Steven Gillis	☐	☐	02. Damian Braga	☐	☐	03. Joanne Cordeiro	☐	☐
04. Michel De Wilde	☐	☐	05. Vaughn Himes	☐	☐	06. Blaine H. McKee	☐	☐
07. Jeffrey R. Baxter	☐	☐	08. Nell Beattie	☐	☐			

2. Appointment of Auditors

Fold

Fold

Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Information Circular - Mark this box if you would like to receive the Information Circular by mail for the next securityholders' meeting. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

L C V Q 3 6 3 7 7 9 1 P I A R 1 9 9 9 9 9

VBI VACCINES

Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

LCVQ 000003

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
AUSTRALIA

Security Class
COMMON

Holder Account Number
C9999999999 IND

Fold

Form of Proxy - Annual General Meeting to be held on June 25, 2024

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Fold

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

312-588-4290 Direct Dial

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

LCVQ_PRX_363770/000003/000005A

VBI VACCINES

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

LCVQ 000004

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
AUSTRALIA

Security Class
COMMON

Holder Account Number
C9999999999 IND

Fold

Form of Proxy - Annual General Meeting to be held on June 25, 2024

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Fold

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

312-588-4290 Direct Dial

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

LCVQ_PRX_363770/000004/000004/i

SAM SAMPLE

C9999999999

IND PR2

Appointment of Proxyholder

I/We being holder(s) of securities of VBI Vaccines Inc. (the "Company") hereby appoint: Jeffrey R. Baxter, President and Chief Executive Officer of the Company, or failing this person, Nell Beattie, Chief Financial Officer and Head of Corporate Development of the Company (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. ☐

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held at 160 Second Street, Floor 3, Cambridge, MA 02142 on June 25, 2024 at 11:00 a.m., Eastern Time and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Steven Gillis	☐	☐	02. Damian Braga	☐	☐	03. Joanne Cordeiro	☐	☐
04. Michel De Wilde	☐	☐	05. Vaughn Himes	☐	☐	06. Blaine H. McKee	☐	☐
07. Jeffrey R. Baxter	☐	☐	08. Nell Beattie	☐	☐			

Fold

2. Appointment of Auditors

Fold

Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.**

Signature(s) ☐

Date DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Information Circular - Mark this box if you would like to receive the Information Circular by mail for the next securityholders' meeting. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

L C V Q 3 6 3 7 7 9 1 P I A R 1 9 9 9 9 9